Exhibit (p)(1)
CODE OF ETHICS
CONSULTING GROUP CAPITAL MARKETS FUNDS
CITIGROUP INVESTMENT ADVISORY SERVICES LLC
June 1, 2009
Pursuant to Rule 17j-1 of the Investment Company Act of 1940 and
Rule 204A-1 of the Investment Advisers Act of 1940 and
12 C.F.R. 9.5(b) and 12 C.F.R. 12.7(a), (b) and (c)
I.	Statement of Principles — This Code of Ethics (“Code”) applies to Consulting Group Capital Markets Funds (“CGCM”) and Citigroup Investment Advisory Services LLC (“CIAS”) (together, the “Covered Entities”), in order to establish rules of conduct for persons who are associated with the Covered Entities. The Code’s purpose is to: (i) minimize conflicts and potential conflicts of interest between employees of the Covered Entities on one hand, and CGCM shareholders on the other hand; (ii) provide policies and procedures consistent with applicable law and regulation, including the Office of the Comptroller of the Currency’s regulation governing the fiduciary and securities activities of national banks, Rule 17j-1 under the Investment Company Act of 1940 (“1940 Act”) and Rule 204A-1 under the Investment Advisers Act of 1940 (“Advisers Act”), and other applicable provisions of the Federal securities laws; and (iii) prevent fraudulent or manipulative practices with respect to purchases or sales of securities held or to be acquired by shareholders. All employees and certain immediate family members of the Covered Entities, including certain employees who serve as CGCM and/or CIAS officers, are Covered Persons under this Code. The defined term “Covered Persons” is described in Section II below.

Personnel of Covered Entities must protect the confidentiality of portfolio holdings, must not take inappropriate advantage of any position of employment with a Covered Entity, must not act upon non-public information, and must fulfill fiduciary obligations. Personal securities transactions by Covered Persons (including certain transactions in the 401(k) plans of Morgan Stanley Smith Barney LLC (“MSSB”) and its affiliates and Citigroup, its affiliates and its subsidiaries (to the extent that former Smith Barney employees who are now joint venture employees leave their pre-joint venture 401(k) balances in the Citigroup 401(k) plan) (together, “Covered Firms”) shall adhere to the requirements of this Code and shall be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of the person’s position of trust and responsibility. While the Code is designed to address both identified conflicts and potential conflicts, it cannot possibly be written broadly enough to cover all potential situations. In this regard, Covered Persons are expected to adhere not only to the letter, but also the spirit, of the policies contained herein. The fundamental standard to be followed in personal securities transactions is that Covered Persons may not take inappropriate advantage of their positions.

As a matter of law and of this Code, no employee of a Covered Entity or those employees of MSSB identified in Section II below must ever discuss (except for those individuals who already know about such information before the conversation) a trade in a security, option, or commodity (including shares of a proprietary open-end or closed-end mutual fund or unit investment trust) or disseminate non-public information while in possession of material, non-public information about the issuer or the market for those securities or commodities, even if the employee has satisfied all other requirements of this Code. From time to time, the MSSB Compliance Department (“Compliance Department”) may notify employees who are deemed to be in possession of material non-public information that they are restricted from trading certain securities, which may include mutual funds, for a period of time determined by the Compliance Department. Where such a restriction applies to a money market fund, the restriction would extend to check writing, where such a facility is available.

Employees of a Covered Entity are also subject to and must comply with the requirements of the Federal securities laws, certain provisions of which are addressed in other policies including the: Morgan Stanley Smith Barney Code of Conduct and the Citigroup Code of Conduct and Information Barrier Policy (see detail below); policies on insider trading; the purchase and sale of securities listed on the MSSB and/or Citigroup restricted list(s); the receipt or giving of gifts; Cash and Non-Cash Compensation; Disclosure of Open-End Mutual Fund Positions Policy; Market Timing Policy; and Regulation FD Fair Disclosure Policy. These and other relevant CIAS policies and procedures are available on SBLinx.

The Code is very important to each of the Covered Entities, CGCM shareholders and each of the affiliated entities of the Covered Entities. The reputation of the Covered Entities and their employees for “best practices” and integrity is a priceless asset, and all employees have the duty and obligation to support and maintain it when conducting their personal securities transactions. If you should have any questions about the Code or any procedures hereunder, please contact the Compliance Department.
II.	Covered Persons — This Code applies to the following persons:
1.	Certain employees who serve as CGCM and/or CIAS officers (“Covered Employee”) must comply with all of the provisions of the Code applicable to Covered Persons unless otherwise indicated. All other employees of Covered Entities are considered to be “Advisory Personnel.”

The policies, procedures, and restrictions referred to in this Code also apply to an employee’s spouse, significant other and minor children. The Code also applies to any other account over which the employee is deemed to have beneficial ownership (this includes accounts of any immediate family members sharing the same household as the employee; accounts in which the employee otherwise has a pecuniary interest that allows the employee directly or indirectly to profit or share in any profit; a legal vehicle of which the employee is the controlling equity holder; and an entity in which the employee has an equity interest, provided the employee also has or shares investment control over the securities held by such entity); and any account over which the employee may otherwise be deemed to have control. For a more detailed description of beneficial ownership, see Exhibit A attached hereto.
Additionally, the Morgan Stanley Smith Barney Code of Conduct (“MSSB Code”) and Morgan Stanley Smith Barney Americas Employee Trading Policy (“MSSB Employee Trading Policy”) apply to to all employees worldwide of MSSB, including the legacy businesses of Smith Barney that were contributed to the joint venture. As a joint venture, MSSB applies the same high standards of conduct and business principles embodied by its parent companies, Morgan Stanley and Citigroup. Our common principles include the responsibility to make ethical decisions, to protect our clients, to treat each other with dignity and respect, and to protect our franchise. In furtherance of these principles, MSSB employees are subject to the MSSB Code, which adopts and incorporates the MSSB Code, the MSSB Employee Trading Policy and the Citi Code of Conduct. Employees in the Smith Barney Channel, including Covered Persons as defined under this Code, will follow the Citi Code of Conduct, except as modified in the MSSB Code and/or the MSSB

Employee Trading Policy. You must continue to abide by the policies and procedures referenced in the MSSB Code and the MSSB Employee Trading Policy for the “Smith Barney Channel”, except as modified by any new policy listed in Section II of that document.
NOTE: To the extent that this Code is more restrictive or conservative with regard to issues that are less so in the MSSB Code and/or the MSSB Employee Trading Policy, Covered Persons are subject to this Code in any such instances.

III.	Monitoring and Enforcement — It is the responsibility of each Covered Person to act in accordance with a high standard of conduct and to comply with the policies and procedures set forth in this document, and to report any violations promptly to the Compliance Department. The Covered Entities take seriously their obligation to monitor the personal investment activities of their employees, and to review the periodic reports of all Covered Persons. Any violation of this Code by employees will be considered serious, and may result in disciplinary action, which may include the unwinding of trades, disgorgement of profits, monetary fine or censure, and suspension or termination of employment. Any violation of this Code by a Covered Person will be reported by the Compliance Department to the person’s supervisor (and in turn from the person’s supervisor to the person), and to the Chief Compliance Officer(s) (“CCO”) or designees thereof, of CGCM and/or CIAS, as applicable.

IV.	Opening and Maintaining Employee Accounts — All employees’ brokerage accounts, including accounts maintained by a spouse or significant other, for which the employee is deemed to have beneficial ownership, any other accounts over which the employee, spouse and/or significant other exercises control, must be maintained at MSSB. For spouses or other persons who, by reason of their employment or exceptional circumstances, are required to conduct their securities, commodities or other financial transactions outside of MSSB, employees may submit a written request for an exemption to the Compliance Department (See attached Exhibit B — Outside Brokerage Account Approval Request Form). If approval is granted, copies of trade confirmations and periodic (monthly or quarterly) statements must be sent to the Compliance Department. In addition, all other provisions of this Code will apply. The above policy also applies to temporary personnel, independent contractors, and consultants who have been or will be working at a Covered Entity for at least one year. It is each Covered Entity’s responsibility to identify any temporary personnel, independent contractors, and consultants subject to this provision.

V.	Accounts and Transactions Covered by this Code — The following types of securities are covered (“Covered Securities”) by this Code:
1.	Stocks, notes, bonds, closed-end funds, offshore mutual funds, hedge funds, exchange traded funds (“ETFs”), debentures, and other evidences of indebtedness, including senior debt, subordinated debt, investment contracts, futures and all derivative instruments such as options, warrants and indexed instruments (excluding those based upon commodities), or, in general, any interest or instrument commonly known as a “security.” All provisions of this Code cover transactions in these securities.

2.	CGCM is subject to the provisions of this Code as follows: (i) shares beneficially owned by any Covered Person must be held in an account maintained at MSSB (in accordance with Section IV above); and (ii) shares beneficially owned by any Covered Person must be held for a period of at least 30 calendar days (in accordance with Section VII below).
VI.	Excluded Accounts and Transactions — The following types of accounts and investment activities need not be maintained at MSSB, nor are they subject to the other restrictions of this Code:

1.	Open-end U.S. mutual funds, other than CGCM. Note: transactions relating to closed- end funds are subject to the pre-clearance, blackout period and other restrictions of this Code;

2.	Estate or trust accounts of which an employee or related person has a beneficial ownership, but no power to affect investment decisions. There must be no communication between the account(s) and the employee with regard to investment decisions prior to execution. The employee must direct the broker to furnish copies of confirmations and statements to the Compliance Department;

3.	Fully discretionary accounts managed by either an internal or external registered investment adviser are permitted and may be custodied away from MSSB if: (i) the employee receives permission from a designated compliance officer, and (ii) there is no communication between the investment adviser and the employee with regard to investment decisions prior to execution. The employee must designate that copies of trade confirmations and periodic (monthly or quarterly) statements be sent to the Compliance Department;

4.	Employees may participate in direct investment programs that allow the purchase of securities directly from the issuer without the intermediation of a broker/dealer provided that the timing and size of the purchases are established by a pre-arranged, regularized schedule. Employees must pre-clear the transaction at the time that the dividend reinvestment program is being set up. (No provision in this Code requires a Covered Person to report or pre-clear a particular instance of dividend reinvestment once the applicable dividend reinvestment program has been properly pre-cleared);

5.	In addition to the foregoing, the following types of securities are exempted from pre-clearance, blackout periods, reporting and short-term trading requirements: CGCM Money Market Investments; U.S.-registered open-end mutual funds, other than CGCM, for which CGMI and/or Morgan Stanley do/does not serve as the principal underwriter currently or in the future; unit investment trusts that invest in unaffiliated mutual funds; Qualified Tuition Programs (“Section 529 plans” or “College Savings Plans”), U.S. Treasury bills, bonds and notes; mortgage pass-throughs (e.g., Ginnie Maes) that are direct obligations of the U.S. government; bankers’ acceptances; bank certificates of deposit; commercial paper; and high quality short-term debt instruments (meaning any instrument that has a maturity at issuance of less than 366 days and that is rated in one of the two highest rating categories by a nationally recognized statistical rating organization, such as Standard & Poor’s or Moody’s), including repurchase agreements; and

6.	The exercise, including the “exer-sale” (“sell to cover”) of Morgan Stanley and/or Citigroup options received through any of the compensation programs, unless the employee is subject to the provisions of this Code.
VII.	Securities Holding Period/Short-Term Trading — Securities transactions by Covered Persons must be for investment purposes rather than for speculation. Consequently, all Covered Persons must adhere to the following:
1.	CGCM shares currently or in the future (with the exception of CGCM Money Market Investments) may not be redeemed or exchanged within 90 calendar days of purchase or prior exchange. A redemption or exchange of shares in a fund cannot be made within 90 calendar days of the latest purchase of shares from that fund, and must be held for investment purposes and not for speculation. Please note, depending upon the circumstances, the sale or exchange of shares of CGCM shares , even beyond the 90 calendar days, and could raise “short-term” trading concerns.

2.	For all securities other than CGCM shares, securities may not be sold within 30 calendar days of purchase, calculated on a First In, First Out (“FIFO”) basis;

3.	Morgan Stanley and/or Citigroup securities received as part of an employee’s compensation are not subject to the 30 calendar day holding period; and

4.	All profits from short-term trades, including exchanges of CGCM shares, are subject to disgorgement.
VIII.	Pre-Clearance/Notification — All Covered Persons and temporary workers at a Covered Entity, and Covered MSSB Employees, must pre-clear all personal securities transactions as set out below (see Section VI for a listing of accounts, transactions and securities that do not require pre-clearance). See attached Exhibit C — Employee Trade Pre-Approval/Notification Form and Exhibit L — Trade Pre-Approval/Notification Form.
1.	For all securities other than CGCM shares, a transaction must not be executed until the employee has received the necessary approval from the Compliance Department. Pre-clearance is valid only on the day it is given. If a transaction is not executed on the day pre-clearance is granted, it is required that pre-clearance be sought again on a subsequent day (i.e., open orders, such as limit orders, good until cancelled orders and stop-loss orders, must be pre-cleared each day until the transaction is effected). In connection with obtaining approval for any personal securities transaction, employees must describe in detail any factors that might be relevant to an analysis of the possibility of a conflict of interest.

2.	Purchases, redemptions and exchanges of CGCM shares must not be executed until the Covered Person has sent a notification to, and received acknowledged from, the Compliance Department. A notification is valid only on the day that it is sent.

3.	Contributions, redemptions (subject to the 90 calendar day holding period) and exchanges of CGCM shares and any other open-end U.S. mutual funds principally underwritten by CGMI and/or Morgan Stanley, either currently or in the future in MSSB’s and Citigroup’s respective 401(k) Plans are not subject to pre-clearance or notification requirements.

4.	Any trade that violates the pre-clearance/notification process may be unwound at the employee’s expense, and the employee will be required to absorb any resulting loss and to disgorge any resulting profit.

5.	Covered Persons are prohibited from engaging in more than 20 transactions (not including purchases, redemptions or exchanges of shares in proprietary or non-proprietary mutual funds) in any calendar month, except with prior written approval from their relevant CCO, or designee. The Compliance Department must receive prompt notification and a copy of any such written approval.

6.	Covered Persons must obtain pre-clearance to make a charitable gift of securities (including a charitable gift of Citigroup and/or Morgan Stanley securities).

7.	All Covered Entity Employees must make a quarterly report to the Compliance Department within ten (10) calendar days after quarter-end if the Covered Entity Employee acquires any or disposes of any securities (from any account over which the employee exercises control) by gift. This report containing the details of the security, date of gift, number of shares or par value, donor/donee and account where held may be made by e-mail to the Compliance Department.

IX.	Blackout Periods — No Covered Person shall purchase or sell, directly or indirectly, any security in which he/she has, or by reason of the transaction acquires, any direct or indirect beneficial ownership if he/she has knowledge at the time of such transaction that the security is being purchased or sold, or is being considered for purchase or sale by CGCM. In addition, the following Blackout Periods apply to Advisory Personnel (see Section II for details), who may not buy or sell any securities for personal accounts on the same day that CGCM trades in a security about which the employee is likely to have trading or portfolio information (as determined by the Compliance Department):

Employees in the above categories may also be considered Advisory Personnel for other accounts about which such employees are likely to have trading or portfolio information (as determined by the Compliance Department).

Blackout period requirements shall not apply to any purchase or sale, or series of related transactions involving the same or related securities, involving 500 or fewer shares in the aggregate if the issuer has a market capitalization (outstanding shares multiplied by the current price per share) greater than $3 billion and is listed on a U.S. Stock Exchange or NASDAQ. Note: Pre-clearance is still required. Under certain circumstances, the Compliance Department may determine that an employee may not rely upon this “Large Cap/De Minimis” exemption. In such a case, the employee will be notified prior to or at the time the pre-clearance request is made.

X.	Special Transactions — Covered Persons may not engage in the transactions listed below without the prior written approval from: (i) their supervisor, and (ii) the CCO of the Covered Entity of which such person is an employee, or a designee of such CCO. In addition, Portfolio Managers, and Research or Quantitative Analysts must also obtain prior written approval from the CCO or designee (e.g., Senior Investment Officer) for:
1.	The purchase, direct or indirect acquisition, or investment of an interest in any private placement pursuant to Sections 4(2) and 4(6) or pursuant to Rules 504, 505 or 506 of the Securities Act of 1933, as amended (the “1933 Act”), limited partnership, extension of credit or commitment of capital for investment purposes including loans for investment or business purposes. Investments in private placements are also subject to the pre-clearance requirements set forth in Section VIII above. (See attached Exhibit D — Outside Investment Approval Request Form).
The acquisition of any securities in an initial public offering (an offering of securities under the 1933 Act, the issuer of which, immediately before the registration, was not subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended, new issues of municipal debt securities, and a mutual savings bank or thrift conversion to a publicly held ownership during the community offering period) may not be acquired.

In addition, a security appearing on any restricted list that is applicable to any of the Covered Entities that prohibit employees from executing a transaction in the issuer’s equity, fixed income, options, equity derivatives, warrants, rights, or any other securities related to the issuer may not be purchased.

XI.	Transactions in Options and Futures — Covered Persons may buy or sell derivative instruments such as individual stock options, options and futures on indices, and options and futures on fixed- income securities. These transactions must comply with all of the policies and restrictions described in this Code, including pre-clearance, blackout periods, transactions in Citigroup securities and the 30 calendar day holding period. However, the 30 calendar day holding period does not apply to individual stock options that are part of a hedged position where the underlying stock has been held for more than 30 calendar days and the entire position (including the underlying security) is closed out.

XII.	CCO Oversight — The CCO’s designee shall review on a periodic basis all beneficial ownership of securities (excluding beneficial ownership through owning fund shares) by CGCM portfolio managers and CGCM analysts, and will compare the results of such ownership reviews with securities transactions recommended or executed by such portfolio managers and analysts during the review period on behalf of CGCM.

XIII.	Transactions in Citigroup and Morgan Stanley Securities — Unless a Covered Entity Employee is subject to any restrictions on trading in Morgan Stanley and/or Citigroup securities by other governing policies, if any, , or is otherwise notified to the contrary, such employee may trade in Citigroup and/or Morgan Stanley securities without restriction (other than the pre-clearance and other requirements of this Code), subject to the limitations set forth below:
1.	Employees whose jobs are such that they know about Citigroup’s quarterly earnings prior to release may not engage in any transactions in Citigroup securities during the “blackout periods” which begin on the first day of the last month of each calendar quarter and end 24 hours after Citigroup earnings are released to the public. Charitable gifts of Citigroup securities are not subject to this blackout period, but must still be pre-cleared.

2.	Stock option exercises are permitted during a blackout period, unless the employee is subject to any restrictions thereupon that may be set forth in other governing policies, or is otherwise notified to the contrary.

3.	With regard to exchange-traded options, no transactions in Citigroup options are permitted except to close or roll an option position granted by Citigroup that expires during a blackout period. Charitable contributions of Citigroup securities may be made during the blackout period, but an individual’s private foundation may not sell donated Citigroup common stock during the blackout period. “Good until cancelled” orders on Citigroup stock must be cancelled before entering a blackout period and no such orders may be entered during a blackout period. Treatment of Morgan Stanley securities and options with regard to the foregoing will be set forth in a revised version of this Code sometime after the MSSB joint venture closes.

4.	No employee may engage at any time in any personal transactions in Citigroup and/or Morgan Stanley securities while in possession of material non-public information. Investments in Citigroup and/or Morgan Stanley securities must be made with a long-term orientation rather than for speculation or for the generation of short-term trading profits. In addition, please note that employees must not engage in the following transactions:
•	Short sales of Citigroup securities;

•	Purchases or sales of options (“puts” or “calls”) on Citigroup and/or Morgan Stanley securities, except writing a covered call at a time when the securities could have been sold under this Code;

•	Purchases or sales of futures on Citigroup and/or Morgan Stanley securities; or

•	Any transactions relating to Citigroup and/or Morgan Stanley securities that might reasonably appear speculative.
5.	Contributions into MSSB’s and Citigroup’s respective 401(k) Plans are not subject to the restrictions and prohibitions described in this section.
XIV.	Outside Affiliations and Directorships — Covered Persons must obtain written approval from the Compliance Department before accepting or conducting outside employment (See attached Exhibit

I — Outside Business Affiliations Form) or directorships (See attached Exhibit J — Outside Directorship Form). Approval of outside directorships, in addition to Compliance Department approval, is needed from the employee’s supervisor. For additional information and a copy of our policy and procedure for outside business activities, please refer to SBLinx.

XV.	Acknowledgement and Reporting Requirements — Covered Persons — All new Covered Persons must certify that they have received a copy of this Code, and have read and understood its provisions. In addition, all Covered Persons must:
1.	Acknowledge receipt of the Code and any modifications thereof, which the Compliance Department shall provide to each person covered by the Code in writing (See attached Exhibit F for the Acknowledgement of the Code of Ethics Form);

2.	Within 10 days of becoming a Covered Person, disclose in writing all information with respect to all securities beneficially owned and any existing personal brokerage relationships (employees must also disclose any new brokerage relationships whenever established). The holdings report must be current as of a date not more than 45 days prior to the employee becoming a Covered Person. Such information should be provided on Exhibit G — Initial Report of Securities Holdings Form.
NOTE: Former Citi Smith Barney employees who became MSSB employees at the commencement of the joint venture ARE NOT required to resubmit their holdings, which remain on file with the Compliance Department;
3.	Direct their brokers to supply, on a timely basis, duplicate copies of confirmations of all personal securities transactions. (Note: this requirement may be satisfied via automated broker data feeds);

4.	Within 30 days after the end of each calendar quarter, provide information relating to securities transactions executed during the previous quarter in a Covered Security in which the Covered Person had any direct or indirect beneficial ownership. Such information should be provided on Exhibit H — Quarterly Report of Securities Transactions Form. To the extent that the quarterly transaction report would duplicate information contained in broker trade confirmations or account statements, you may submit the broker trade confirmations or account statements in lieu of Exhibit H.

5.	Submit an annual holdings report containing similar information that must be current as of a date no more than 45 days before the report is submitted, and confirm at least annually all brokerage relationships and any and all outside business affiliations. Such information should be provided on Exhibit I — Annual Report of Securities Holdings Form.

6.	Certify on an annual basis that he/she has read and understood the Code, complied with the requirements of the Code and that he/she has pre-cleared and disclosed or reported all personal securities transactions and securities accounts required to be disclosed or reported pursuant to the requirements of the Code (See attached Exhibit J — Annual Certification Form).
i.	CGCM Trustees — CGCM trustees must comply with the provisions set forth in Section XV.2 within 10 days of becoming a CGCM trustee, except that a CGCM trustee who is not an “interested person” of the Fund, within the meaning of Section 2(a)(19) of the 1940 Act, and who would be required to make reports solely by reason of being a CGCM trustee, is not required to make the initial and annual holdings reports required by Section XV.2 and Section XV.5 above.

2.	A “non-interested” CGCM trustee need not supply duplicate copies of confirmations of personal securities transactions required by Section XV.3 above, and need only make the quarterly transactions reports required by Section XV.4 above as to any Covered Security if at the time of a transaction by the trustee in that Covered Security he/she knew or, in the ordinary course of fulfilling his/her official duties as a trustee of the Fund, should have known that, during the 15-day period immediately before or after that transaction, that security is or was purchased or sold by CGCM, or was being considered for purchase or sale by CGCM.
XVII.	Handling of Disgorged Profits — Any amounts that are paid/disgorged by an employee under this Code shall be donated by the employee to one or more charities as directed by the Compliance Department.

XVIII.	Confidentiality — All information obtained from any Covered Person pursuant to this Code shall be kept in strict confidence, except that such information will be made available to any regulatory or self-regulatory organization and the CGCM Board of Trustees to the extent required by law, regulation or this Code.

XIX.	Other Laws, Rules and Statements of Policy — Nothing contained in this Code shall be interpreted as relieving any person subject to the Code from acting in accordance with the provision of any applicable law, rule or regulation or, in the case of Covered Persons, any statement of Code or procedure governing the conduct of such person adopted by MSSB, its affiliates and subsidiaries.

XX.	Retention of Records — All records relating to personal securities transactions hereunder and other records meeting the requirements of applicable law and regulation, including a copy of this Code and any other policies covering the subject matter hereof, shall be maintained in the manner and to the extent required by applicable law and regulation, including regulations of the Office of the Comptroller of the Currency Rule 17j-1 under the 1940 Act and Rule 204-2 under the Advisers Act. The Compliance Department shall have the responsibility for maintaining records created under this Code.

XXI.	Media Statements — Any Covered Person, subject to other MSSB policies and procedures, making any statements through any media outlet (including internet online statements), must be sensitive regarding the securities being discussed. Any such statements should be consistent with the employee’s professional and personal investing practices, and is subject to review by the Compliance Department.

XXII.	Exceptions to the Code — Any exceptions to this Code must have the prior written approval of the CCO of the relevant Covered Entity, or designee thereof. Any questions about this Code should be directed to the Compliance Department.

XXIII.	Board Review — At least annually, a written certification meeting the requirements of Rule 17j-1 under the 1940 Act shall be prepared by the respective CCOs of CGCM and CIAS, and presented to the CGCM Board of Trustees.

XXIV.	Other Codes of Ethics — To the extent that any: (i) officer of the Fund, or (ii) access persons (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) of an investment sub-adviser, sponsor, or principal underwriter of CGCM, are not Covered Persons hereunder, such persons must be covered by at least one separate Code of Ethics which is approved in accordance with applicable law and regulation. In the event of a conflict between the provisions appearing in this Code and provisions appearing in any other applicable Codes of Ethics, the more restrictive provision (benefiting CGCM and CIAS in the most favorable fashion) shall be adhered to.

XXV.	Amendments — This Code may be amended from time to time by the Compliance Department. Any material amendment of this Code shall be submitted to the CGCM Board of Trustees for approval in accordance with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act. Any material amendment of this Code that applies to the trustees of CGCM shall become effective as to CGCM trustees only when the CGCM Board of Trustees has approved the amendment in accordance with Rule 17j-1 or at such earlier date as may be required to comply with applicable law and regulation.

TABLE OF EXHIBITS FOR
CGCM and CIAS CODE OF ETHICS FORMS

EXHIBIT	TITLE	PAGE
A	Explanation of Beneficial Ownership	11

B	Outside Brokerage Account Approval Request Form	12

C	Employee Trade Pre-Approval/Notification Form- CGCM	13

D	Outside Investment Approval Request Form	16

E	Outside Investment — Letter of Acknowledgement	17

F	Acknowledgement of Code of Ethics Form	18

G	Initial Report of Securities Holdings Form	19

H	Annual Compliance Certification Form	20

I	Outside Business Affiliation Form	23

J	Outside Directorship Form	24

	Temporary Personnel Only

K	Outside Brokerage Account Approval Request Form	25
	(Temporary Worker Only)

L	Trade Pre-Approval/Notification Form	26
	(Temporary Worker Only)

M	Acknowledgement of Code of Ethics Form	27
	(Temporary Worker Only)

EXHIBIT A
EXPLANATION OF BENEFICIAL OWNERSHIP
You are considered to have “Beneficial Ownership” of Securities if you have or share a direct or indirect “Pecuniary Interest” in the Securities.
You have a “Pecuniary Interest” in Securities if you have the opportunity, directly or indirectly, to profit or share in any profit derived from a transaction in the Securities.
The following are examples of an indirect Pecuniary Interest in Securities:
1.	Securities held by members of your immediate family sharing the same household; however, this presumption may be rebutted by convincing evidence that profits derived from transactions in these Securities will not provide you with any economic benefit.

“Immediate family” means any child, stepchild, grandchild, parent, significant other, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and includes any adoptive relationship.

2.	Your interest as a general partner in Securities held by a general or limited partnership.

3.	Your interest as a manager-member in the Securities held by a limited liability company.

4.	You are a member of an “investment club” or an organization that is formed for the purpose of investing a pool of monies in the types of securities mentioned in this Code Section V.
You do not have an indirect Pecuniary Interest in Securities held by a corporation, partnership, limited liability company or other entity in which you hold an equity interest, unless you are a controlling equity holder or you have or share investment control over the Securities held by the entity.
The following circumstances constitute Beneficial Ownership by you of Securities held by a trust:
1.	Your ownership of Securities as a trustee where either you or members of your immediate family have a vested interest in the principal or income of the trust.

2.	Your ownership of a vested interest in a trust.

3.	Your status as a settlor of a trust, unless the consent of all of the beneficiaries is required in order for you to revoke the trust.
The foregoing is a summary of the meaning of “beneficial ownership.” For purposes of the attached Code of Ethics, “beneficial ownership “ shall be interpreted in the same manner as it would be in determining whether a person is subject to the provisions of Section 16 of the Securities Exchange Act of 1934 and the rules and regulations thereunder.

EXHIBIT B
CONSULTING GROUP CAPITAL MARKETS FUNDS (“CGCM”)
CITIGROUP INVESTMENT ADVISORY SERVICES LLC (“CIAS”)
Outside Brokerage Account Approval Request Form

Employee Name:	SSN (TIN):
The following information is provided in order to obtain Compliance Department approval to open and/or maintain a brokerage account outside Morgan Stanley Smith Barney LLC:

Outside Brokerage Firm Name:

Brokerage Firm Address:
(Where letter should be sent)

Account Number:

Full Account Title:
Please indicate the reason why you are requesting to open and/or maintain a brokerage account outside of Smith Barney:
☐	The account is a fully discretionary account managed by investment advisors, which are registered as such with the SEC (see investment advisor acknowledgment form, attached).

☐	The account is a joint account with my spouse who works for the brokerage firm where the account will be maintained. My title and position with CIAS or CGCM is , and my spouse’s title and position with his/her firm is .

☐	Estate or trust accounts of which an employee or related person has a beneficial ownership, but no power to affect investment decisions. There must be no communication between the account(s) and the employee with regard to investment decisions prior to execution. Please refer to Exhibit A for a more detailed description of beneficial ownership.

☐	Other: .
A copy of any relevant statement(s) and this completed form must be provided to the relevant Compliance Department.

Employee Signature

Supervisor Signature	Compliance Dept. Signature
This completed form should be faxed to (646) 291-5120 (No fax cover sheet is needed).

EXHIBIT C
CONSULTING GROUP CAPITAL MARKETS FUNDS (“CGCM”)
Employee Pre-Trade Clearance/Notification Form (Part 1)
Instructions:
All employees are required to submit this form prior to placing a trade, but must first ask IAS Compliance (CGCM CCO or designee thereof) to pre-clear the transaction with the MSSB control desk; only after MSSB Compliance has confirmed that this clearance has been granted may you submit this form as directed below. The Compliance Department will notify the employee as to whether or not pre-approval is granted. Pre-approval or acknowledgment of notification is effective only on the date granted. This completed form should be faxed to: (646) 291-5120 (No fax cover sheet needed).
Employee Information

Employee Name:	Phone Number:
Account Title:	Account Number:
Name of Fund for which employee is a Covered Person:
Security Information

		Buy/Sell	If Sale, Date of	No. of	IPO (Yes or	Private Placement
Security Name	Ticker	/Exchange	Acquisition	Shares	No)	(Yes or No)

Your position:

(Please check one of the following)	☐	Portfolio Manager / Portfolio Manager Assistant
	☐	Research Analyst / Research Analyst Assistant
	☐	Trader / Trader Assistant
	☐	Other (Advisory Personnel)

NOTE:	•	All Portfolio Managers must complete part 2 of this form.

	•	All Fundamental Research Analysts and their Assistants must complete part 3 of this form and have signed by the Chief Investment Officer or designee.
Certification
I certify that I will not effect the transaction(s) described above unless and until pre-clearance approval is obtained from the Compliance Department, or when executing transactions in CGCM shares notification is acknowledged by the Compliance Department. I further certify that, except as described on an attached page, to the best of my knowledge, the proposed transaction(s) will not result in a conflict of interest with the Fund. I further certify that, to the best of my knowledge, there are no pending orders for any security listed above or any related security for the Fund for which I am considered a Covered Person. The proposed transaction(s) are consistent with all Morgan Stanley Smith Barney LLC policies regarding employee personal securities transactions.

Signature	Date
For Use By the Compliance Department

Are Securities Restricted by CGMI?	☐ Yes	☐ No	Pre-approval Granted?	☐ Yes	☐ No	Reason not granted:

Compliance Department Signature:				Date:		Time:

EXHIBIT C
CONSULTING GROUP CAPITAL MARKETS FUNDS (“CGCM”)
Employee Pre-Trade Approval/Notification Form
(Part 2— Portfolio Manager Certification)
All portfolio managers must answer the following questions in order to obtain pre-approval. All questions must be answered or the form will be returned. If a question is not applicable, please indicate “N/A”.
1.	Have your client accounts purchased or sold the securities (or related securities) in the past seven (7) calendar days? Yes ☐ No ☐

2.	Do you intend to purchase or sell the securities (or related securities) for any client accounts in the next seven (7) calendar days? Yes ☐ No ☐

3.	Do any of your client accounts currently own the securities (or related securities)? Yes ☐ No ☐
3a.	If yes, and you are selling the securities for your personal account, please explain why the sale of the securities was rejected for client accounts but is appropriate for your personal account:

4.	Have you, in the past seven (7) calendar days, considered purchasing the securities (or related securities) for your client accounts? Yes ☐ No ☐
4a.	If yes, and you are purchasing securities for your personal account, please explain why the purchase of the securities is appropriate for your account but has been rejected for your client accounts:

4b.	If no, and you are purchasing securities for your personal account, please explain why the purchase of the securities has not been considered for your client accounts:

Certification
I certify that I will not effect the transaction(s) described above unless and until pre-clearance approval is obtained from the Compliance Department. I further certify that, except as described on an attached page, to the best of my knowledge, the proposed transaction(s) will not result in a conflict of interest with any CGCM account. I further certify that, to the best of my knowledge, there are no pending orders for any security listed above or any related securities for CGCM for which I am considered a Covered Person. The proposed transaction(s) is/are consistent with all Morgan Stanley Smith Barney LLC policies regarding employee personal securities transactions.

Signature	Date
For Use By the Compliance Department

Are Securities Restricted?	☐ Yes	☐ No	Pre-approval Granted?	☐ Yes	☐ No	Reason not granted:
Compliance Department Signature:				Date:		Time:

EXHIBIT C
CONSULTING GROUP CAPITAL MARKETS FUNDS (“CGCM”)
Employee Pre-Trade Approval/Notification Form
(Part 3— Supplemental Personal Trade Pre-Approval Form for Research Personnel)
Trade Date:

					Conflict with	Conflict with
Buy			Client	Recommended	Research	Managed Funds
or		Shares/	Account*	Security†	Department‡	or Client
Sell	Security Name/Ticker	Units	(Y/N)	(Y/N)	(Y/N)	Accounts§ (Y/N)

Please read and check to acknowledge:
☐	I agree that if an investment opportunity for a client in the same security presents itself within seven (7) calendar days of my personal trade, I will break my personal trade or immediately seek a waiver from the Compliance Department.

☐	I have not executed more than twenty (20) transactions (including the transaction(s) I am seeking pre-approval for above) during the past calendar month.

☐	Do you currently own in a personal account any securities that you cover? ☐ Yes ☐ No If “Yes”, please supply the Name, Symbol and CUSIP number below:
Certification:
I certify that I will not effect the transaction(s) described above unless and until pre-clearance approval is obtained from the Compliance Department. I further certify that, except as described on an attached page, to the best of my knowledge, the proposed transaction(s) will not result in a conflict of interest with CGCM. I further certify that, to the best of my knowledge, there are no pending orders for any security listed above or any related securities for CGCM for which I am considered a Covered Person. The proposed transaction(s) are consistent with all Morgan Stanley Smith Barney LLC policies regarding employee personal securities transactions.

Approved**:

Employee Signature	Date	Compliance Officer (Print Name)

		Signature	Date

For Use By the Compliance Department
Are Securities Restricted?	☐ Yes	☐ No	Pre-approval Granted?	☐ Yes	☐ No	Reason not granted:
Compliance Department Signature:				Date:		Time:

*	Is this security being purchased or sold for a client or being considered for purchase or sale for a client?

†	Is this security currently a “recommended” security?

‡	If the security is a “recommended” security, will your personal trade occur seven (7) calendar days before or after the issuance of a change or recommendation?

§	Will your personal trade occur seven (7) calendar days before or after CGCM (for which you have trading or portfolio information) trades in that security?

**	Must be signed by a designated Compliance Officer.

EXHIBIT D
CONSULTING GROUP CAPITAL MARKETS FUNDS (“CGCM”)
CITIGROUP INVESTMENT ADVISORY SERVICES LLC (“CIAS”)
Outside Investment Approval Request Form
The Code of Ethics requires employees to obtain the prior written approval of the Compliance Department or designee before making an outside investment. Examples of “outside investments” include, but are not limited to, private placements, limited partnerships, and any investments in securities that cannot be made through Morgan Stanley Smith Barney LLC. If the investment is a private placement or limited partnership, you must provide a copy of the prospectus, offering statement, subscription agreement or other similar document. You may also be required to obtain a letter from the issuer’s General Partner or other appropriate person stating that no member company of Citigroup or Morgan Stanley will have a business relationship, nor will your status as an employee of CGCM and/or CIAS be utilized to solicit interest or investment from others.
Employees must not make an outside investment if such investment may present a potential conflict of interest.

PRINT Name		Social Security Number	Date

Title/Position			Office Telephone Number

Department Name	Location

Name of Investment		Anticipated Date of Investment	Amount of investment $

Type of Investment	☐	Private Placement	☐	Limited Partnership	☐	Other investment which cannot be made through a member company of Citigroup or Morgan Stanley (specify)

Does this entity have, or is it anticipated to have,					If Yes, Specify Account
an account or investment banking relationship with	☐	No	☐	Yes	Number or Describe
a member company of Citigroup or Morgan Stanley?					Relationship

Is your participation exclusively as a passive investor?	☐	Yes	☐	No	If No, Please explain any other involvement.

Additional Remarks:

     Employee Representations:
•	I understand that the Fund or CIAS are not recommending, soliciting interest in, or in any way commenting on the advisability or suitability of the investment. My decision to invest was made in my individual capacity independent from Citigroup or Morgan Stanley

•	I have not, and will not, receive any selling compensation from anyone in connection with this investment.

•	With respect to my above investment, I acknowledge that I have not solicited and will not solicit any interest in this investment from clients or members of the general public.
Send the completed form and all relevant documents to:
Citigroup, Attn: IBSG COE, 540 Crosspoint Parkway, Getzville, NY 28257

Employee Signature	Employee’s Signature			Date

Supervisor Approval	Print Name of Supervisor	Title of Supervisor	Signature of Supervisor	Date

Compliance Officer (“CO”) Approval	Print Name of CO	Signature of CO		Date

Compliance Department Review	Print Name	Signature		Date

EXHIBIT E
CONSULTING GROUP CAPITAL MARKETS FUNDS (“CGCM”)
CITIGROUP INVESTMENT ADVISORY SERVICES LLC (“CIAS”)
Outside Investment — Letter of Acknowledgement
Date: [Insert date]
Compliance Department
[address]
Re: Name of Investment/Product
Dear Compliance Department:
With respect to the investment in the above entity by [CGCM’s and/or CIAS’] employee, Employee’s Name, I acknowledge that:
Employee’s Name investment in Name of Investment/Product is his/her own personal investment, which has no connection with [CGCM and/or CIAS].
The [CGCM and/or CIAS] name or Employee’s Name status as an employee of [CGCM and/or CIAS] will not be utilized to solicit any interest or investment in Name of Investment/Product from others.
There has been and will be no relationship between Name of Employee investment in Name of Investment/Product and any CGCM account
Employee’s Name is a restricted person as defined under the National Association of Securities Dealers’ Free-Riding and Withholding Rules. Accordingly, in the event that Name of Investment/Product may determine to invest in public offerings of securities, I represent that it will not purchase “hot issues” or will otherwise restrict any allocation of hot issues to the benefit of Name of Employee partnership interest.
Very truly yours,
[Principal/General Partner]

EXHIBIT F
CONSULTING GROUP CAPITAL MARKETS FUNDS (“CGCM”)
CITIGROUP INVESTMENT ADVISORY SERVICES LLC (“CIAS”)
Acknowledgement of Code of Ethics Form
I acknowledge that I have received and read the Code of Ethics for CGCM and CIAS dated June 1, 2009. I understand the provisions of the Code of Ethics as described therein and agree to abide by them.

Employee Name (Print):

Signature:

Date:

Tax I.D./Social

Security Number:	Date of Hire:

Job Function & Title:	Supervisor:

Location:

Floor and/or Zone:	Telephone Number:

FINRA-Registered Employee (Please check one)	☐	Yes	☐	No

If registered, list Registration \ License:
     This Acknowledgment form must be completed and returned within 10 days of employment to the:
Please fax to: 646-291-5120

EXHIBIT G
CONSULTING GROUP CAPITAL MARKETS FUNDS (“CGCM”)
CITIGROUP INVESTMENT ADVISORY SERVICES LLC (“CIAS”)
Initial Report of Securities Holdings Form
This report must be signed, dated and returned within 10 days of employment and the holdings report must be current as of a date not more than 45 days prior to the employee becoming a Covered Person

Employee Name:	Date of Employment:
Brokerage Accounts:
☐	I do not have beneficial ownership of any account(s) with any financial services firm. Please refer to Exhibit A for definition of beneficial ownership.

☐	I maintain or have beneficial ownership in the following account(s) with the financial services firm(s) listed below (attach additional information if necessary, e.g., a brokerage statement). Please include the information required below for any broker, dealer, or bank where an account is maintained and which holds securities for your direct or indirect benefit as of the date you began your employment.

Name of Financial Service(s) Firm and Address	Account Title	Account Number

Securities Holdings:
Complete the following (or attach a copy of your most recent statement(s)) listing all of the securities holdings in which you have beneficial ownership, with the exception of CGCM, and U.S Government securities, if:
•	You own securities that are held by financial services firm(s) as described above. If you submit a copy of a statement, it must include all of the information set forth below. Please be sure to include any additional securities purchased since the date of the brokerage statement that is attached. Use additional sheets if necessary.
•	Your securities are not held with a financial service(s) firm (e.g., stock and dividend reinvestment programs and private placements, shares held in certificate form by you or for you, or shares held at a transfer agent).

		# of	Principal	Held
Title of Security	Ticker Symbol or CUSIP No.	Shares	Amount	Since	Financial Services Firm

☐	I have no securities holdings to report.
I certify that I have received the Code of Ethics for CGCM and, CIAS dated June 1, 2009 and have read them and understood their contents. I further certify that the above represents a complete and accurate description of my brokerage account(s) and securities holdings as of my date of employment.

Signature:	Date of Signature:

EXHIBIT H
CONSULTING GROUP CAPITAL MARKETS FUNDS (“CGCM”)
CITIGROUP INVESTMENT ADVISORY SERVICES LLC (“CIAS”)
Annual Compliance Certification Form
(Page 1)
Annually, CGCM and CIAS employees must confirm details of brokerage, bank trust, or other accounts used for personal securities transactions and details of outside business affiliations.†† Such affiliations include directorships, other business activities, and investments in securities that cannot ordinarily be made through a CGMI or Morgan Stanley brokerage account (i.e. a private placement or a limited partnership). .
I.	Brokerage Accounts:

☐	I do not have a beneficial ownership in any account(s) with any financial services firm. Please refer to Exhibit A for definition of beneficial ownership.

☐	I maintain or have a beneficial ownership in the following account(s) with the financial services firm(s) listed below. Please include the information required below for any broker, dealer, or bank where an account is maintained and which held securities for your direct or indirect benefit as of [DATE].

Name of Financial Service(s) Firm and
Address	Account Title	Account Number

Please proceed to page 2

††	Rule 17j-1 under the Investment Company Act of 1940 and Rule 204A-1 under the Investment Advisers Act of 1940.

EXHIBIT H
CONSULTING GROUP CAPITAL MARKETS FUNDS (“CGCM”)
CITIGROUP INVESTMENT ADVISORY SERVICES LLC (“CIAS”)
Annual Compliance Certification Form
(Page 2)
II.	Securities Holdings:

☐	I have no securities holdings to report.

☐	I maintain or have a beneficial ownership in the following securities owned which may be held by a broker, dealer, transfer agent, or bank in an account other than an approved brokerage account or by a Covered Person (or by another party on behalf of the Covered Person) or in certificate form (e.g., a stock certificate placed in a safe deposit box) or in a stock purchase plan or dividend reinvestment plan. You must include CGCM and off-shore (non-U.S.) mutual funds.

	Ticker		Principal	Held
Title of Security	Symbol	# of Shares	Amount	Since	Financial Services Firm

Please proceed to page 3

EXHIBIT H
CONSULTING GROUP CAPITAL MARKETS FUNDS (“CGCM”)
CITIGROUP INVESTMENT ADVISORY SERVICES LLC (“CIAS”)
Annual Compliance Certification Form
(Page 3)
III.	Outside Business Affiliations:

☐	I have no outside business affiliations to report.

☐	I maintain the following directorships, other business activities and investments in securities that cannot ordinarily be made through a Smith Barney account. Include investments beneficially owned by: (i) a spouse; or (ii) an immediate family member in the same household.

Firm Name/Investment (add additional lines, if necessary)	Position/Activity	Date Commenced

I certify that the above information is complete and accurate as of December 31, 200___.
I acknowledge that I have received and read the Code of Ethics for CGCM and, CIAS dated June 1, 2009. I fully understand the provisions of the Code as described therein and agree to abide by them. I also certify that I have complied with the requirements of the Code of Ethics and have pre-cleared and disclosed all securities transactions executed during the previous year pursuant to the requirements of the Code of Ethics.

Signature	Date

Name (Print)	Department

If, during the previous year, you failed to seek pre-clearance for a personal securities transaction or otherwise violated the Code of Ethics, you must make your certification subject to that disclosure. If so, please indicate if a member of the Compliance Department has addressed this issue with you and if you fully understand the nature of your violation.
Please return the completed and signed certification to the relevant Compliance Department contacts listed below or fax to: (646) 291-5120. Any questions relating to Morgan Stanley Smith Barney LLC policies, including the requirement to seek pre-approval for personal investments and outside business affiliations, should be directed to the Compliance Department.

EXHIBIT I
CONSULTING GROUP CAPITAL MARKETS FUNDS (“CGCM”)
CITIGROUP INVESTMENT ADVISORY SERVICES LLC (“CIAS”)
Outside Business Affiliation Form
Employees must obtain prior written approval for any outside employment or other business affiliation including self-employment, ownership of or active participation in a business, fiduciary appointments, and any other position for which the employee accepts compensation. (Requests for approval of Outside Directorships must be submitted to the Compliance Department.)
COMPLETE ONE COPY OF THIS FORM FOR EACH APPLICABLE AFFILIATION.

PRINT Name	Social Security Number	Date

Title	Office Telephone Number

Branch/Department Name	Location

Name of Outside Entity

☐ Not-for-Profit	☐ Outside Employment	☐ Fiduciary Appointment	☐ Other (specify)

Nature of Business

Your Title or Function at Outside Entity	Date Association/Term Begins	Annual Compensation $

Time Devoted DURING Business Hours per Month	Time Devoted AFTER Business Hours per Month	Total Amount of time

Description of Duties:

Does this entity or any principal have an account or other business relationship with CGCM and/or, CIAS, or their affiliates?	If Yes, Specify Account Number or Describe Relationship

Employee Representations:
•	I will not solicit others within Morgan Stanley Smith Barney LLC (“MSSB”) or clients of MSSB to participate in, contribute to, or otherwise support the activities of the outside entity.

•	I will inform my supervisor of any material change in the nature of my affiliation with this outside entity or in the nature of the entity’s activities.

•	I will inform my supervisor and the Compliance Department of any potential conflicts of interest between my outside affiliation and my position within MSSB.

Employee Signature	Employee’s Signature			Date

Supervisor Approval	PRINT Name of Supervisor	Title of Supervisor	Signature of Supervisor	Date

Compliance Department Review	Print Name	Signature		Date
Please fax completed forms to 646-291-5120.

EXHIBIT J
CONSULTING GROUP CAPITAL MARKETS FUNDS (“CGCM”)
CITIGROUP INVESTMENT ADVISORY SERVICES LLC (“CIAS”)
Outside Directorship Form
Employees must obtain prior written approval from their supervisor (SVP, Director or MD level) for any outside directorship position of a not-for-profit or charitable organization. If the entity is in the financial services industry (such as a Credit Union) or the employee will be serving on an investment committee or participating in investment related decisions, the employee must also obtain additional approvals. Any request to serve as a director of a for-profit organization must be approved by the Compliance Department. Employees serving as outside directors are not entitled to indemnification or insurance coverage by CIAS or CGCM or their affiliates unless service on the board is at the specific written request of the CGCM Board of Trustees and/or CIAS.
COMPLETE ONE COPY OF THIS FORM FOR EACH APPLICABLE ENTITY.

PRINT Name		Social Security Number

Title		Office Telephone Number

Branch/Department Name		Location

1.	Name of Entity	Date

2.	☐ Not-for-Profit ☐ For-Profit	3. ☐ Public ☐ Privately Owned

4.	Main Activity of the Entity

5.	Your Title or Function Date Association/Term Begins Date Term Expires	Annual Compensation $

6.	Time Devoted During/After Business Hours	Time Devoted After Close of Market	Your Financial Interest in the Entity

7.	Do any affiliates of CGCM and/or CIAS make a market in any securities issued by the entity?	☐ No	☐ Yes	☐ Not Applicable

8.	Is the Directorship requested by CGCM and/or CIAS, or their affiliates?
		☐ No	☐ Yes	☐ Attach copy of Request Letter and other details.

9.	Do you know of any significant adverse information about the entity or any actual or potential conflict of interest between the entity and CGCM and/or CIAS, or their affiliates?	☐ No	☐ Yes	☐ Attach detail and documents.

10.	For PUBLIC COMPANIES attach the most recent “10-K”, “10-Q”, Latest Annual Report, “8-K’s”, and Prospectus	☐ 10-K Attached		☐ Annual. Rpt Attached	☐ Prospectus Attached

	For NON-PUBLIC ENTITIES attach Audited Financial Statements	☐ 10-Q Attached		☐ 8-K’s Attached	☐ Fin. Stmts. Attached

11.	Does the entity or any principal have an account or other business relationship with CGCM and/or CIAS, or their affiliates?	☐ No		☐ Yes	If yes, specify Acct. No. or describe relationship

12.	Additional Remarks

Employee Representations:
•	I will not solicit others within Morgan Stanley Smith Barney LLC (“MSSB”) or clients of MSSB to participate in, contribute to, or otherwise support the activities of the outside entity.

•	I will inform my supervisor of any material change in the nature of my affiliation with this outside entity or in the nature of the entity’s activities.

•	I will inform my supervisor and the Compliance Department of any potential conflicts of interest between my outside affiliation and my position within MSSB.

Employee Signature	Employee’s Signature			Date

Supervisor Approval	PRINT Name of Supervisor	Title of Supervisor	Signature of Supervisor	Date

Compliance Officer Approval	PRINT Name of Compliance Officer		Compliance Officer Signature	Date

Compliance Department Review	Print Name		Signature	Date
Please fax completed forms to 646-291-5120.

EXHIBIT K
CONSULTING GROUP CAPITAL MARKETS FUNDS (“CGCM”)
CITIGROUP INVESTMENT ADVISORY SERVICES LLC (“CIAS”)
Temporary Workers/Independent Contractors
Outside Brokerage Account Approval Request Form

Temporary Worker/Independent Contractor Name (work assignment greater than one year):

Tax Identification/Social Security Number:

The following information is provided in order to obtain Compliance Department approval to open and/or maintain a brokerage account outside Smith Barney:

Outside Brokerage Firm Name:

Brokerage Firm Address: (Where letter should be sent)

Account Number:

Full Account Title:
Please indicate the reason why you are requesting to open and/or maintain a brokerage account outside of Smith Barney:
☐	The account is a fully discretionary account managed by investment advisors, which are registered as such with the SEC (see investment advisor acknowledgment form, attached).

☐	The account is a joint account with my spouse who works for the brokerage firm where the account will be maintained. My title and position with CGCM and/or CIAS is , and my spouse’s title and position with his/her firm is .

☐	Estate or trust accounts in which an employee or related person has a beneficial ownership (please refer to Exhibit “A” for a definition of beneficial ownership), but no power to affect investment decisions. There must be no communication between the account(s) and the employee with regard to investment decisions prior to execution.
A copy any relevant statement(s) and this completed form must be provided to the following relevant Compliance Department contact:
Please fax completed forms to 646-291-5120.

Employee Signature	Supervisor Signature

Compliance Department

EXHIBIT L
CONSULTING GROUP CAPITAL MARKETS FUNDS (“CGCM”)
CITIGROUP INVESTMENT ADVISORY SERVICES LLC (“CIAS”)
Temporary Workers/Independent Contractors
Pre-Trade Approval/Notification Form
Instructions:
All temporary workers and independent contractors are required to submit this form to the Compliance Department prior to placing a trade. The Compliance Department will notify the temporary worker/independent contractor as to whether or not pre-approval is granted. Pre-approval or acknowledgment of notification is effective only on the date granted. This completed form should be faxed to (646) 291-5120.
Temporary Worker/Independent Contractor Information
Temporary Worker/Independent Contractor Name:

Account Title:

Account Number:
Entity for which temporary worker/
independent contractor is a Covered Person:
Security Information

		Buy/Sell	If Sale, Date of	No. of	IPO (Yes or	Private Placement
Security Name	Ticker	/Exchange	Acquisition	Shares	No)	(Yes or No)

Your assignment with the Firm:
Certification
I certify that I will not effect the transaction(s) described above unless and until pre-clearance approval is obtained from the Compliance Department, or when executing transactions in CGCM notification is acknowledged by the Compliance Department. I further certify that to the best of my knowledge, the proposed transaction(s) will not result in a conflict of interest with CGCM and/or CIAS. I further certify that, to the best of my knowledge, there are no pending orders for any security listed above or any related security for any Covered Entity. The proposed transaction(s) are consistent with all Morgan Stanley Smith Barney LLC policies regarding temporary worker/independent contractor personal securities transactions.

Signature	Date
For Use By the Compliance Department

Are Securities Restricted?	☐ Yes	☐ No	Pre-approval Granted?	☐ Yes	☐ No	Reason not granted:

Compliance Department Signature:				Date:		Time:

EXHIBIT M
CONSULTING GROUP CAPITAL MARKETS FUNDS (“CGCM”)
CITIGROUP INVESTMENT ADVISORY SERVICES LLC (“CIAS”)
Temporary Workers/Independent Contractors
Acknowledgement of Code of Ethics Form
I acknowledge that I have received and read the Code of Ethics for CGCM and CIAS dated June 1, 2009. I understand the provisions of the Code of Ethics as described therein and agree to abide by them.

Temporary Worker/Independent
Contractor Name (Print):

Signature:	Date:

Tax I.D./Social Security Number:	Date of Assignment:

Job Function & Title:	Supervisor:

Location:

Floor and/or Zone:	Telephone Number:
This Acknowledgment form must be completed and returned within 10 days of assignment start date.
Please fax completed form to 646-291-5120.

Exhibit (p)(1)

CODE OF ETHICS

CONSULTING GROUP CAPITAL MARKETS FUNDS
CONSULTING GROUP ADVISORY SERVICES LLC
June 1, 2009, as revised October 28, 2009

Pursuant to Rule 17j-1 of the Investment Company Act of 1940 and
Rule 204A-1 of the Investment Advisers Act of 1940 and
12 C.F.R. 9.5(b) and 12 C.F.R. 12.7(a), (b) and (c)

I.	Statement of Principles — This Code of Ethics (“Code”) applies to Consulting Group Capital Markets Funds (“CGCM”) and Consulting Group Advisory Services LLC (“CGAS”, formerly known as Citigroup Investment Advisory Services LLC) (together, the “Covered Entities”), in order to establish rules of conduct for persons who are associated with the Covered Entities. The Code’s purpose is to: (i) minimize conflicts and potential conflicts of interest between employees of the Covered Entities on one hand, and CGCM shareholders on the other hand; (ii) provide policies and procedures consistent with applicable law and regulation, including the Office of the Comptroller of the Currency’s regulation governing the fiduciary and securities activities of national banks, Rule 17j-1 under the Investment Company Act of 1940 (“1940 Act”) and Rule 204A-1 under the Investment Advisers Act of 1940 (“Advisers Act”), and other applicable provisions of the Federal securities laws; and (iii) prevent fraudulent or manipulative practices with respect to purchases or sales of securities held or to be acquired by shareholders. All employees and certain immediate family members of the Covered Entities, including certain employees who serve as CGCM and/or CGAS officers, are Covered Persons under this Code. The defined term “Covered Persons” is described in Section II below.

Personnel of Covered Entities must protect the confidentiality of portfolio holdings, must not take inappropriate advantage of any position of employment with a Covered Entity, must not act upon non-public information, and must fulfill fiduciary obligations. Personal securities transactions by Covered Persons (including certain transactions in the 401(k) plans of Morgan Stanley Smith Barney LLC (“MSSB”) and its affiliates and Citigroup, its affiliates and its subsidiaries (to the extent that former Smith Barney employees who are now joint venture employees leave their pre-joint venture 401(k) balances in the Citigroup 401(k) plan) (together, “Covered Firms”) shall adhere to the requirements of this Code and shall be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of the person’s position of trust and responsibility. While the Code is designed to address both identified conflicts and potential conflicts, it cannot possibly be written broadly enough to cover all potential situations. In this regard, Covered Persons are expected to adhere not only to the letter, but also the spirit, of the policies contained herein. The fundamental standard to be followed in personal securities transactions is that Covered Persons may not take inappropriate advantage of their positions.

As a matter of law and of this Code, no employee of a Covered Entity or those employees of MSSB identified in Section II below must ever discuss (except for those individuals who already know about such information before the conversation) a trade in a security, option, or commodity (including shares of a proprietary open-end or closed-end mutual fund or unit investment trust) or disseminate non-public information while in possession of material, non-public information about the issuer or the market for those securities or commodities, even if the employee has satisfied all other requirements of this Code. From time to time, the MSSB Compliance Department (“Compliance Department”) may notify employees who are deemed to be in possession of material non-public information that they are restricted from trading certain securities, which may include mutual funds, for a period of time determined by the Compliance Department. Where such a restriction applies to a money market fund, the restriction would extend to check writing, where such a facility is available.

Employees of a Covered Entity are also subject to and must comply with the requirements of the Federal securities laws, certain provisions of which are addressed in other policies including the: Morgan Stanley Smith Barney Code of Conduct and the Citigroup Code of Conduct and Information Barrier Policy (see detail below); policies on insider trading; the purchase and sale of securities listed on the MSSB and/or Citigroup restricted list(s); the receipt or giving of gifts; Cash and Non-Cash Compensation; Disclosure of Open-End Mutual Fund Positions Policy; Market Timing Policy; and Regulation FD Fair Disclosure Policy. These and other relevant CGAS policies and procedures are available on SBLinx.

The Code is very important to each of the Covered Entities, CGCM shareholders and each of the affiliated entities of the Covered Entities. The reputation of the Covered Entities and their employees for “best practices” and integrity is a priceless asset, and all employees have the duty and obligation to support and maintain it when conducting their personal securities transactions. If you should have any questions about the Code or any procedures hereunder, please contact the Compliance Department.

II.	Covered Persons — This Code applies to the following persons:
1.	Certain employees who serve as CGCM and/or CGAS officers (“Covered Employee”) must comply with all of the provisions of the Code applicable to Covered Persons unless otherwise indicated. All other employees of Covered Entities are considered to be “Advisory Personnel.”

The policies, procedures, and restrictions referred to in this Code also apply to an employee’s spouse, significant other and minor children. The Code also applies to any other account over which the employee is deemed to have beneficial ownership (this includes accounts of any immediate family members sharing the same household as the employee; accounts in which the employee otherwise has a pecuniary interest that allows the employee directly or indirectly to profit or share in any profit; a legal vehicle of which the employee is the controlling equity holder; and an entity in which the employee has an equity interest, provided the employee also has or shares investment control over the securities held by such entity); and any account over which the employee may otherwise be deemed to have control. For a more detailed description of beneficial ownership, see Exhibit A attached hereto.
Additionally, the Morgan Stanley Smith Barney Code of Conduct (“MSSB Code”) and Morgan Stanley Smith Barney Americas Employee Trading Policy (“MSSB Employee Trading Policy”) apply to to all employees worldwide of MSSB, including the legacy businesses of Smith Barney that were contributed to the joint venture. As a joint venture, MSSB applies the same high standards of conduct and business principles embodied by its parent companies, Morgan Stanley and Citigroup. Our common principles include the responsibility to make ethical decisions, to protect our clients, to treat each other with dignity and respect, and to protect our franchise. In furtherance of these principles, MSSB employees are subject to the MSSB Code, which adopts and incorporates the MSSB Code, the MSSB Employee Trading Policy and the Citi Code of Conduct. Employees in the Smith Barney Channel, including Covered Persons as defined under this Code,

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will follow the Citi Code of Conduct, except as modified in the MSSB Code and/or the MSSB Employee Trading Policy. You must continue to abide by the policies and procedures referenced in the MSSB Code and the MSSB Employee Trading Policy for the “Smith Barney Channel”, except as modified by any new policy listed in Section II of that document.

NOTE: To the extent that this Code is more restrictive or conservative with regard to issues that are less so in the MSSB Code and/or the MSSB Employee Trading Policy, Covered Persons are subject to this Code in any such instances.
III.	Monitoring and Enforcement — It is the responsibility of each Covered Person to act in accordance with a high standard of conduct and to comply with the policies and procedures set forth in this document, and to report any violations promptly to the Compliance Department. The Covered Entities take seriously their obligation to monitor the personal investment activities of their employees, and to review the periodic reports of all Covered Persons. Any violation of this Code by employees will be considered serious, and may result in disciplinary action, which may include the unwinding of trades, disgorgement of profits, monetary fine or censure, and suspension or termination of employment. Any violation of this Code by a Covered Person will be reported by the Compliance Department to the person’s supervisor (and in turn from the person’s supervisor to the person), and to the Chief Compliance Officer(s) (“CCO”) or designees thereof, of CGCM and/or CGAS, as applicable.

IV.	Opening and Maintaining Employee Accounts — All employees’ brokerage accounts, including accounts maintained by a spouse or significant other, for which the employee is deemed to have beneficial ownership, any other accounts over which the employee, spouse and/or significant other exercises control, must be maintained at MSSB. For spouses or other persons who, by reason of their employment or exceptional circumstances, are required to conduct their securities, commodities or other financial transactions outside of MSSB, employees may submit a written request for an exemption to the Compliance Department (See attached Exhibit B - Outside Brokerage Account Approval Request Form). If approval is granted, copies of trade confirmations and periodic (monthly or quarterly) statements must be sent to the Compliance Department. In addition, all other provisions of this Code will apply. The above policy also applies to temporary personnel, independent contractors, and consultants who have been or will be working at a Covered Entity for at least one year. It is each Covered Entity’s responsibility to identify any temporary personnel, independent contractors, and consultants subject to this provision.

V.	Accounts and Transactions Covered by this Code — The following types of securities are covered (“Covered Securities”) by this Code:
1.	Stocks, notes, bonds, closed-end funds, offshore mutual funds, hedge funds, exchange traded funds (“ETFs”), debentures, and other evidences of indebtedness, including senior debt, subordinated debt, investment contracts, futures and all derivative instruments such as options, warrants and indexed instruments (excluding those based upon commodities), or, in general, any interest or instrument commonly known as a “security.” All provisions of this Code cover transactions in these securities.

2.	CGCM is subject to the provisions of this Code as follows: (i) shares beneficially owned by any Covered Person must be held in an account maintained at MSSB (in accordance with Section IV above); and (ii) shares beneficially owned by any Covered Person must be held for a period of at least 30 calendar days (in accordance with Section VII below).
VI.	Excluded Accounts and Transactions — The following types of accounts and investment activities need not be maintained at MSSB, nor are they subject to the other restrictions of this Code:

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1.	Open-end U.S. mutual funds, other than CGCM. Note: transactions relating to closed-end funds are subject to the pre-clearance, blackout period and other restrictions of this Code;

2.	Estate or trust accounts of which an employee or related person has a beneficial ownership, but no power to affect investment decisions. There must be no communication between the account(s) and the employee with regard to investment decisions prior to execution. The employee must direct the broker to furnish copies of confirmations and statements to the Compliance Department;

3.	Fully discretionary accounts managed by either an internal or external registered investment adviser are permitted and may be custodied away from MSSB if: (i) the employee receives permission from a designated compliance officer, and (ii) there is no communication between the investment adviser and the employee with regard to investment decisions prior to execution. The employee must designate that copies of trade confirmations and periodic (monthly or quarterly) statements be sent to the Compliance Department;

4.	Employees may participate in direct investment programs that allow the purchase of securities directly from the issuer without the intermediation of a broker/dealer provided that the timing and size of the purchases are established by a pre-arranged, regularized schedule. Employees must pre-clear the transaction at the time that the dividend reinvestment program is being set up. (No provision in this Code requires a Covered Person to report or pre-clear a particular instance of dividend reinvestment once the applicable dividend reinvestment program has been properly pre-cleared);

5.	In addition to the foregoing, the following types of securities are exempted from pre-clearance, blackout periods, reporting and short-term trading requirements: CGCM Money Market Investments; U.S.-registered open-end mutual funds, other than CGCM, for which CGMI and/or Morgan Stanley do/does not serve as the principal underwriter currently or in the future; unit investment trusts that invest in unaffiliated mutual funds; Qualified Tuition Programs (“Section 529 plans” or “College Savings Plans”), U.S. Treasury bills, bonds and notes; mortgage pass-throughs (e.g., Ginnie Maes) that are direct obligations of the U.S. government; bankers’ acceptances; bank certificates of deposit; commercial paper; and high quality short-term debt instruments (meaning any instrument that has a maturity at issuance of less than 366 days and that is rated in one of the two highest rating categories by a nationally recognized statistical rating organization, such as Standard & Poor’s or Moody’s), including repurchase agreements; and

6.	The exercise, including the “exer-sale” (“sell to cover”) of Morgan Stanley and/or Citigroup options received through any of the compensation programs, unless the employee is subject to the provisions of this Code.
VII.	Securities Holding Period/Short-Term Trading — Securities transactions by Covered Persons must be for investment purposes rather than for speculation. Consequently, all Covered Persons must adhere to the following:
1.	CGCM shares currently or in the future (with the exception of CGCM Money Market Investments) may not be redeemed or exchanged within 90 calendar days of purchase or prior exchange. A redemption or exchange of shares in a fund cannot be made within 90 calendar days of the latest purchase of shares from that fund, and must be held for investment purposes and not for speculation. Please note, depending upon the circumstances, the sale or exchange of shares of CGCM shares , even beyond the 90 calendar days, and could raise “short-term” trading concerns.

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2.	For all securities other than CGCM shares, securities may not be sold within 30 calendar days of purchase, calculated on a First In, First Out (“FIFO”) basis;

3.	Morgan Stanley and/or Citigroup securities received as part of an employee’s compensation are not subject to the 30 calendar day holding period; and

4.	All profits from short-term trades, including exchanges of CGCM shares, are subject to disgorgement.
VIII.	Pre-Clearance/Notification — All Covered Persons and temporary workers at a Covered Entity, and Covered MSSB Employees, must pre-clear all personal securities transactions as set out below (see Section VI for a listing of accounts, transactions and securities that do not require pre-clearance). See attached Exhibit C — Employee Trade Pre-Approval/Notification Form and Exhibit L — Trade Pre-Approval/Notification Form. .
1.	For all securities other than CGCM shares, a transaction must not be executed until the employee has received the necessary approval from the Compliance Department. Pre-clearance is valid only on the day it is given. If a transaction is not executed on the day pre-clearance is granted, it is required that pre-clearance be sought again on a subsequent day (i.e., open orders, such as limit orders, good until cancelled orders and stop-loss orders, must be pre-cleared each day until the transaction is effected). In connection with obtaining approval for any personal securities transaction, employees must describe in detail any factors that might be relevant to an analysis of the possibility of a conflict of interest.

2.	Purchases, redemptions and exchanges of CGCM shares must not be executed until the Covered Person has sent a notification to, and received acknowledged from, the Compliance Department. A notification is valid only on the day that it is sent.

3.	Contributions, redemptions (subject to the 90 calendar day holding period) and exchanges of CGCM shares and any other open-end U.S. mutual funds principally underwritten by CGMI and/or Morgan Stanley, either currently or in the future in MSSB’s and Citigroup’s respective 401(k) Plans are not subject to pre-clearance or notification requirements.

4.	Any trade that violates the pre-clearance/notification process may be unwound at the employee’s expense, and the employee will be required to absorb any resulting loss and to disgorge any resulting profit.

5.	Covered Persons are prohibited from engaging in more than 20 transactions (not including purchases, redemptions or exchanges of shares in proprietary or non-proprietary mutual funds) in any calendar month, except with prior written approval from their relevant CCO, or designee. The Compliance Department must receive prompt notification and a copy of any such written approval.

6.	Covered Persons must obtain pre-clearance to make a charitable gift of securities (including a charitable gift of Citigroup and/or Morgan Stanley securities).

7.	All Covered Entity Employees must make a quarterly report to the Compliance Department within ten (10) calendar days after quarter-end if the Covered Entity Employee acquires any or disposes of any securities (from any account over which the employee exercises control) by gift. This report containing the details of the security, date of gift, number of shares or par value, donor/donee and account where held may be made by e-mail to the Compliance Department.

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IX.	Blackout Periods — No Covered Person shall purchase or sell, directly or indirectly, any security in which he/she has, or by reason of the transaction acquires, any direct or indirect beneficial ownership if he/she has knowledge at the time of such transaction that the security is being purchased or sold, or is being considered for purchase or sale by CGCM. In addition, the following Blackout Periods apply to Advisory Personnel (see Section II for details), who may not buy or sell any securities for personal accounts on the same day that CGCM trades in a security about which the employee is likely to have trading or portfolio information (as determined by the Compliance Department) :

Employees in the above categories may also be considered Advisory Personnel for other accounts about which such employees are likely to have trading or portfolio information (as determined by the Compliance Department).

Blackout period requirements shall not apply to any purchase or sale, or series of related transactions involving the same or related securities, involving 500 or fewer shares in the aggregate if the issuer has a market capitalization (outstanding shares multiplied by the current price per share) greater than $3 billion and is listed on a U.S. Stock Exchange or NASDAQ. Note: Pre-clearance is still required. Under certain circumstances, the Compliance Department may determine that an employee may not rely upon this “Large Cap/De Minimis” exemption. In such a case, the employee will be notified prior to or at the time the pre-clearance request is made.
X.	Special Transactions — Covered Persons may not engage in the transactions listed below without the prior written approval from: (i) their supervisor, and (ii) the CCO of the Covered Entity of which such person is an employee, or a designee of such CCO. In addition, Portfolio Managers, and Research or Quantitative Analysts must also obtain prior written approval from the CCO or designee (e.g., Senior Investment Officer) for:
1.	The purchase, direct or indirect acquisition, or investment of an interest in any private placement pursuant to Sections 4(2) and 4(6) or pursuant to Rules 504, 505 or 506 of the Securities Act of 1933, as amended (the “1933 Act”), limited partnership, extension of credit or commitment of capital for investment purposes including loans for investment or business purposes. Investments in private placements are also subject to the pre-clearance requirements set forth in Section VIII above. (See attached Exhibit D — Outside Investment Approval Request Form).
The acquisition of any securities in an initial public offering (an offering of securities under the 1933 Act, the issuer of which, immediately before the registration, was not subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended, new issues of municipal debt securities, and a mutual savings bank or thrift conversion to a publicly held ownership during the community offering period) may not be acquired.
In addition, a security appearing on any restricted list that is applicable to any of the Covered Entities that prohibit employees from executing a transaction in the issuer’s equity, fixed income, options, equity derivatives, warrants, rights, or any other securities related to the issuer may not be purchased.
XI.	Transactions in Options and Futures — Covered Persons may buy or sell derivative instruments such as individual stock options, options and futures on indices, and options and futures on fixed-income securities. These transactions must comply with all of the policies and restrictions described in this Code, including pre-clearance, blackout periods, transactions in Citigroup securities and the 30 calendar day holding period. However, the 30 calendar day holding period does not apply to individual stock options that are part of a hedged position where the underlying stock has been held for more than 30 calendar days and the entire position (including the underlying security) is closed out.

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XII.	CCO Oversight — The CCO’s designee shall review on a periodic basis all beneficial ownership of securities (excluding beneficial ownership through owning fund shares) by CGCM portfolio managers and CGCM analysts, and will compare the results of such ownership reviews with securities transactions recommended or executed by such portfolio managers and analysts during the review period on behalf of CGCM.

XIII.	Transactions in Citigroup and Morgan Stanley Securities — Unless a Covered Entity Employee is subject to any restrictions on trading in Morgan Stanley and/or Citigroup securities by other governing policies, if any, , or is otherwise notified to the contrary, such employee may trade in Citigroup and/or Morgan Stanley securities without restriction (other than the pre-clearance and other requirements of this Code), subject to the limitations set forth below:
1.	Employees whose jobs are such that they know about Citigroup’s quarterly earnings prior to release may not engage in any transactions in Citigroup securities during the “blackout periods” which begin on the first day of the last month of each calendar quarter and end 24 hours after Citigroup earnings are released to the public. Charitable gifts of Citigroup securities are not subject to this blackout period, but must still be pre-cleared.

2.	Stock option exercises are permitted during a blackout period, unless the employee is subject to any restrictions thereupon that may be set forth in other governing policies, or is otherwise notified to the contrary.

3.	With regard to exchange-traded options, no transactions in Citigroup options are permitted except to close or roll an option position granted by Citigroup that expires during a blackout period. Charitable contributions of Citigroup securities may be made during the blackout period, but an individual’s private foundation may not sell donated Citigroup common stock during the blackout period. “Good until cancelled” orders on Citigroup stock must be cancelled before entering a blackout period and no such orders may be entered during a blackout period. Treatment of Morgan Stanley securities and options with regard to the foregoing will be set forth in a revised version of this Code sometime after the MSSB joint venture closes.

4.	No employee may engage at any time in any personal transactions in Citigroup and/or Morgan Stanley securities while in possession of material non-public information. Investments in Citigroup and/or Morgan Stanley securities must be made with a long-term orientation rather than for speculation or for the generation of short-term trading profits. In addition, please note that employees must not engage in the following transactions:
•	Short sales of Citigroup securities;

•	Purchases or sales of options (“puts” or “calls”) on Citigroup and/or Morgan Stanley securities, except writing a covered call at a time when the securities could have been sold under this Code;

•	Purchases or sales of futures on Citigroup and/or Morgan Stanley securities; or

•	Any transactions relating to Citigroup and/or Morgan Stanley securities that might reasonably appear speculative.
5.	Contributions into MSSB’s and Citigroup’s respective 401(k) Plans are not subject to the restrictions and prohibitions described in this section.
XIV.	Outside Affiliations and Directorships — Covered Persons must obtain written approval from the Compliance Department before accepting or conducting outside employment (See attached Exhibit

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I — Outside Business Affiliations Form) or directorships (See attached Exhibit J — Outside Directorship Form). Approval of outside directorships, in addition to Compliance Department approval, is needed from the employee’s supervisor. For additional information and a copy of our policy and procedure for outside business activities, please refer to SBLinx.

XV.	Acknowledgement and Reporting Requirements — Covered Persons — All new Covered Persons must certify that they have received a copy of this Code, and have read and understood its provisions. In addition, all Covered Persons must:
1.	Acknowledge receipt of the Code and any modifications thereof, which the Compliance Department shall provide to each person covered by the Code in writing (See attached Exhibit F for the Acknowledgement of the Code of Ethics Form);

2.	Within 10 days of becoming a Covered Person, disclose in writing all information with respect to all securities beneficially owned and any existing personal brokerage relationships (employees must also disclose any new brokerage relationships whenever established). The holdings report must be current as of a date not more than 45 days prior to the employee becoming a Covered Person. Such information should be provided on Exhibit G — Initial Report of Securities Holdings Form.

NOTE: Former Citi Smith Barney employees who became MSSB employees at the commencement of the joint venture ARE NOT required to resubmit their holdings, which remain on file with the Compliance Department;
3.	Direct their brokers to supply, on a timely basis, duplicate copies of confirmations of all personal securities transactions. (Note: this requirement may be satisfied via automated broker data feeds);

4.	Within 30 days after the end of each calendar quarter, provide information relating to securities transactions executed during the previous quarter in a Covered Security in which the Covered Person had any direct or indirect beneficial ownership. Such information should be provided on Exhibit H — Quarterly Report of Securities Transactions Form. To the extent that the quarterly transaction report would duplicate information contained in broker trade confirmations or account statements, you may submit the broker trade confirmations or account statements in lieu of Exhibit H.

5.	Submit an annual holdings report containing similar information that must be current as of a date no more than 45 days before the report is submitted, and confirm at least annually all brokerage relationships and any and all outside business affiliations. Such information should be provided on Exhibit I — Annual Report of Securities Holdings Form.

6.	Certify on an annual basis that he/she has read and understood the Code, complied with the requirements of the Code and that he/she has pre-cleared and disclosed or reported all personal securities transactions and securities accounts required to be disclosed or reported pursuant to the requirements of the Code (See attached Exhibit J — Annual Certification Form).
i.	CGCM Trustees — CGCM trustees must comply with the provisions set forth in Section XV.2 within 10 days of becoming a CGCM trustee, except that a CGCM trustee who is not an “interested person” of the Fund, within the meaning of Section 2(a)(19) of the 1940 Act, and who would be required to make reports solely by reason of being a CGCM trustee, is not required to make the initial and annual holdings reports required by Section XV.2 and Section XV.5 above.

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2.	A “non-interested” CGCM trustee need not supply duplicate copies of confirmations of personal securities transactions required by Section XV.3 above, and need only make the quarterly transactions reports required by Section XV.4 above as to any Covered Security if at the time of a transaction by the trustee in that Covered Security he/she knew or, in the ordinary course of fulfilling his/her official duties as a trustee of the Fund, should have known that, during the 15-day period immediately before or after that transaction, that security is or was purchased or sold by CGCM, or was being considered for purchase or sale by CGCM.
XVII.	Handling of Disgorged Profits — Any amounts that are paid/disgorged by an employee under this Code shall be donated by the employee to one or more charities as directed by the Compliance Department.

XVIII.	Confidentiality — All information obtained from any Covered Person pursuant to this Code shall be kept in strict confidence, except that such information will be made available to any regulatory or self-regulatory organization and the CGCM Board of Trustees to the extent required by law, regulation or this Code.

XIX.	Other Laws, Rules and Statements of Policy — Nothing contained in this Code shall be interpreted as relieving any person subject to the Code from acting in accordance with the provision of any applicable law, rule or regulation or, in the case of Covered Persons, any statement of Code or procedure governing the conduct of such person adopted by MSSB, its affiliates and subsidiaries.

XX.	Retention of Records — All records relating to personal securities transactions hereunder and other records meeting the requirements of applicable law and regulation, including a copy of this Code and any other policies covering the subject matter hereof, shall be maintained in the manner and to the extent required by applicable law and regulation, including regulations of the Office of the Comptroller of the Currency Rule 17j-1 under the 1940 Act and Rule 204-2 under the Advisers Act. The Compliance Department shall have the responsibility for maintaining records created under this Code.

XXI.	Media Statements — Any Covered Person, subject to other MSSB policies and procedures, making any statements through any media outlet (including internet online statements), must be sensitive regarding the securities being discussed. Any such statements should be consistent with the employee’s professional and personal investing practices, and is subject to review by the Compliance Department.

XXII.	Exceptions to the Code — Any exceptions to this Code must have the prior written approval of the CCO of the relevant Covered Entity, or designee thereof. Any questions about this Code should be directed to the Compliance Department.

XXIII.	Board Review — At least annually, a written certification meeting the requirements of Rule 17j-1 under the 1940 Act shall be prepared by the respective CCOs of CGCM and CGAS, and presented to the CGCM Board of Trustees.

XXIV.	Other Codes of Ethics — To the extent that any: (i) officer of the Fund, or (ii) access persons (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) of an investment sub-adviser, sponsor, or principal underwriter of CGCM, are not Covered Persons hereunder, such persons must be covered by at least one separate Code of Ethics which is approved in accordance with applicable law and regulation. In the event of a conflict between the provisions appearing in this Code and provisions appearing in any other applicable Codes of Ethics, the more restrictive provision (benefiting CGCM and CGAS in the most favorable fashion) shall be adhered to.

XXV.	Amendments — This Code may be amended from time to time by the Compliance Department. Any material amendment of this Code shall be submitted to the CGCM Board of Trustees for

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approval in accordance with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act. Any material amendment of this Code that applies to the trustees of CGCM shall become effective as to CGCM trustees only when the CGCM Board of Trustees has approved the amendment in accordance with Rule 17j-1 or at such earlier date as may be required to comply with applicable law and regulation.

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TABLE OF EXHIBITS FOR
CGCM and CGAS CODE OF ETHICS FORMS

EXHIBIT	TITLE	PAGE
A	Explanation of Beneficial Ownership	11

B	Outside Brokerage Account Approval Request Form	12

C	Employee Trade Pre-Approval/Notification Form- CGCM	13

D	Outside Investment Approval Request Form	16

E	Outside Investment — Letter of Acknowledgement	17

F	Acknowledgement of Code of Ethics Form	18

G	Initial Report of Securities Holdings Form	19

H	Annual Compliance Certification Form	20

I	Outside Business Affiliation Form	23

J	Outside Directorship Form	24

Temporary Personnel Only

K	Outside Brokerage Account Approval Request Form (Temporary Worker Only)	25

L	Trade Pre-Approval/Notification Form (Temporary Worker Only)	26

M	Acknowledgement of Code of Ethics Form (Temporary Worker Only)	27

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EXHIBIT A
EXPLANATION OF BENEFICIAL OWNERSHIP
You are considered to have “Beneficial Ownership” of Securities if you have or share a direct or indirect “Pecuniary Interest” in the Securities.
You have a “Pecuniary Interest” in Securities if you have the opportunity, directly or indirectly, to profit or share in any profit derived from a transaction in the Securities.
The following are examples of an indirect Pecuniary Interest in Securities:
1.	Securities held by members of your immediate family sharing the same household; however, this presumption may be rebutted by convincing evidence that profits derived from transactions in these Securities will not provide you with any economic benefit.

“Immediate family” means any child, stepchild, grandchild, parent, significant other, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and includes any adoptive relationship.

2.	Your interest as a general partner in Securities held by a general or limited partnership.

3.	Your interest as a manager-member in the Securities held by a limited liability company.

4.	You are a member of an “investment club” or an organization that is formed for the purpose of investing a pool of monies in the types of securities mentioned in this Code Section V.
You do not have an indirect Pecuniary Interest in Securities held by a corporation, partnership, limited liability company or other entity in which you hold an equity interest, unless you are a controlling equity holder or you have or share investment control over the Securities held by the entity.
The following circumstances constitute Beneficial Ownership by you of Securities held by a trust:
1.	Your ownership of Securities as a trustee where either you or members of your immediate family have a vested interest in the principal or income of the trust.

2.	Your ownership of a vested interest in a trust.

3.	Your status as a settlor of a trust, unless the consent of all of the beneficiaries is required in order for you to revoke the trust.
The foregoing is a summary of the meaning of “beneficial ownership.” For purposes of the attached Code of Ethics, “beneficial ownership” shall be interpreted in the same manner as it would be in determining whether a person is subject to the provisions of Section 16 of the Securities Exchange Act of 1934 and the rules and regulations thereunder.

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EXHIBIT B
CONSULTING GROUP CAPITAL MARKETS FUNDS (“CGCM”)
CONSULTING GROUP ADVISORY SERVICES LLC (“CGAS”)
Outside Brokerage Account Approval Request Form
Employee Name: ____________________________________________ SSN (TIN): _________________________
The following information is provided in order to obtain Compliance Department approval to open and/or maintain a brokerage account outside Morgan Stanley Smith Barney LLC:

Outside Brokerage Firm Name:

Brokerage Firm Address:
(Where letter should be sent)

Account Number:

Full Account Title:
Please indicate the reason why you are requesting to open and/or maintain a brokerage account outside of Smith Barney:
☐	The account is a fully discretionary account managed by investment advisors, which are registered as such with the SEC (see investment advisor acknowledgment form, attached).

☐	The account is a joint account with my spouse who works for the brokerage firm where the account will be maintained. My title and position with CGAS or CGCM is , and my spouse’s title and position with his/her firm is .

☐	Estate or trust accounts of which an employee or related person has a beneficial ownership, but no power to affect investment decisions. There must be no communication between the account(s) and the employee with regard to investment decisions prior to execution. Please refer to Exhibit A for a more detailed description of beneficial ownership.

☐	Other: .
A copy of any relevant statement(s) and this completed form must be provided to the relevant Compliance Department.

Employee Signature

Supervisor Signature	Compliance Dept. Signature
This completed form should be faxed to (646) 291-5120 (No fax cover sheet is needed).

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EXHIBIT C
CONSULTING GROUP CAPITAL MARKETS FUNDS (“CGCM”)
Employee Pre-Trade Clearance/Notification Form (Part 1)

Instructions:
All employees are required to submit this form prior to placing a trade, but must first ask IAS Compliance (CGCM CCO or designee thereof) to pre-clear the transaction with the MSSB control desk; only after MSSB Compliance has confirmed that this clearance has been granted may you submit this form as directed below. The Compliance Department will notify the employee as to whether or not pre-approval is granted. Pre-approval or acknowledgment of notification is effective only on the date granted. This completed form should be faxed to: (646) 291-5120 (No fax cover sheet needed).
Employee Information

Employee Name:	Phone Number:

Account Title:	Account Number:

Name of Fund for which
employee is a Covered Person:
Security Information

		Buy/Sell	If Sale, Date of	No. of	IPO (Yes or	Private Placement
Security Name	Ticker	/Exchange	Acquisition	Shares	No)	(Yes or No)

Your position:

(Please check one of the following)	☐	Portfolio Manager / Portfolio Manager Assistant
	☐	Research Analyst / Research Analyst Assistant
	☐	Trader / Trader Assistant
	☐	Other (Advisory Personnel)

NOTE:	•	All Portfolio Managers must complete part 2 of this form.

	•	All Fundamental Research Analysts and their Assistants must complete part 3 of this form and have signed by the Chief Investment Officer or designee.
Certification
I certify that I will not effect the transaction(s) described above unless and until pre-clearance approval is obtained from the Compliance Department, or when executing transactions in CGCM shares notification is acknowledged by the Compliance Department. I further certify that, except as described on an attached page, to the best of my knowledge, the proposed transaction(s) will not result in a conflict of interest with the Fund. I further certify that, to the best of my knowledge, there are no pending orders for any security listed above or any related security for the Fund for which I am considered a Covered Person. The proposed transaction(s) are consistent with all Morgan Stanley Smith Barney LLC policies regarding employee personal securities transactions.

Signature	Date

For Use By the Compliance Department

Are Securities Restricted by CGMI?	☐ Yes	☐ No	Pre-approval Granted?	☐ Yes	☐ No	Reason not granted:

Compliance Department Signature:				Date:		Time:

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EXHIBIT C
CONSULTING GROUP CAPITAL MARKETS FUNDS (“CGCM”)
Employee Pre-Trade Approval/Notification Form
(Part 2— Portfolio Manager Certification)
All portfolio managers must answer the following questions in order to obtain pre-approval. All questions must be answered or the form will be returned. If a question is not applicable, please indicate “N/A”.
1.	Have your client accounts purchased or sold the securities (or related securities) in the past seven (7) calendar days?
Yes ☐ No ☐

2.	Do you intend to purchase or sell the securities (or related securities) for any client accounts in the next seven (7) calendar days? Yes ☐ No ☐

3.	Do any of your client accounts currently own the securities (or related securities)? Yes ☐ No ☐
3a.	If yes, and you are selling the securities for your personal account, please explain why the sale of the securities was rejected for client accounts but is appropriate for your personal account:

4.	Have you, in the past seven (7) calendar days, considered purchasing the securities (or related securities) for your client accounts? Yes ☐ No ☐
4a.	If yes, and you are purchasing securities for your personal account, please explain why the purchase of the securities is appropriate for your account but has been rejected for your client accounts:

4b.	If no, and you are purchasing securities for your personal account, please explain why the purchase of the securities has not been considered for your client accounts:

Certification
I certify that I will not effect the transaction(s) described above unless and until pre-clearance approval is obtained from the Compliance Department. I further certify that, except as described on an attached page, to the best of my knowledge, the proposed transaction(s) will not result in a conflict of interest with any CGCM account. I further certify that, to the best of my knowledge, there are no pending orders for any security listed above or any related securities for CGCM for which I am considered a Covered Person. The proposed transaction(s) is/are consistent with all Morgan Stanley Smith Barney LLC policies regarding employee personal securities transactions.

Signature	Date

For Use By the Compliance Department

Are Securities Restricted?	☐ Yes	☐ No	Pre-approval Granted?	☐ Yes	☐ No	Reason not granted:

Compliance Department Signature:				Date:		Time:

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EXHIBIT C
CONSULTING GROUP CAPITAL MARKETS FUNDS (“CGCM”)
Employee Pre-Trade Approval/Notification Form
(Part 3—Supplemental Personal Trade Pre-Approval Form for Research Personnel)
Trade Date: ___________________________________

					Conflict with	Conflict with
Buy			Client	Recommended	Research	Managed Funds
or		Shares/	Account*	Security†	Department‡	or Client
Sell	Security Name/Ticker	Units	(Y/N)	(Y/N)	(Y/N)	Accounts§ (Y/N)

Please read and check to acknowledge:
☐	I agree that if an investment opportunity for a client in the same security presents itself within seven (7) calendar days of my personal trade, I will break my personal trade or immediately seek a waiver from the Compliance Department.

☐	I have not executed more than twenty (20) transactions (including the transaction(s) I am seeking pre-approval for above) during the past calendar month.

☐	Do you currently own in a personal account any securities that you cover? ☐ Yes ☐ No If “Yes”, please supply the Name, Symbol and CUSIP number below:
Certification:
I certify that I will not effect the transaction(s) described above unless and until pre-clearance approval is obtained from the Compliance Department. I further certify that, except as described on an attached page, to the best of my knowledge, the proposed transaction(s) will not result in a conflict of interest with CGCM. I further certify that, to the best of my knowledge, there are no pending orders for any security listed above or any related securities for CGCM for which I am considered a Covered Person. The proposed transaction(s) are consistent with all Morgan Stanley Smith Barney LLC policies regarding employee personal securities transactions.

Approved**:

Employee Signature	Date	Compliance Officer (Print Name)

		Signature	Date

For Use By the Compliance Department

Are Securities Restricted?	☐ Yes	☐ No	Pre-approval Granted?	☐ Yes	☐ No	Reason not granted:

Compliance Department Signature:				Date:		Time:

*	Is this security being purchased or sold for a client or being considered for purchase or sale for a client?

†	Is this security currently a “recommended” security?

‡	If the security is a “recommended” security, will your personal trade occur seven (7) calendar days before or after the issuance of a change or recommendation?

§	Will your personal trade occur seven (7) calendar days before or after CGCM (for which you have trading or portfolio information) trades in that security?

**	Must be signed by a designated Compliance Officer.

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EXHIBIT D
CONSULTING GROUP CAPITAL MARKETS FUNDS (“CGCM”)
CONSULTING GROUP ADVISORY SERVICES LLC (“CGAS”)
Outside Investment Approval Request Form
The Code of Ethics requires employees to obtain the prior written approval of the Compliance Department or designee before making an outside investment. Examples of “outside investments” include, but are not limited to, private placements, limited partnerships, and any investments in securities that cannot be made through Morgan Stanley Smith Barney LLC. If the investment is a private placement or limited partnership, you must provide a copy of the prospectus, offering statement, subscription agreement or other similar document. You may also be required to obtain a letter from the issuer’s General Partner or other appropriate person stating that no member company of Citigroup or Morgan Stanley will have a business relationship, nor will your status as an employee of CGCM and/or CGAS be utilized to solicit interest or investment from others.
Employees must not make an outside investment if such investment may present a potential conflict of interest.

PRINT Name		Social Security Number			Date

Title/Position				Office Telephone Number

Department Name	Location

Name of Investment			Anticipated Date of Investment		Amount of investment $

Type of Investment	☐ Private Placement	☐ Limited Partnership	☐ Other investment which cannot be made through a member company of Citigroup or Morgan Stanley (specify)

Does this entity have, or is it anticipated to have, an account or investment banking relationship with a member company of Citigroup or Morgan Stanley?	☐ No	☐ Yes	If Yes, Specify Account Number or Describe Relationship

Is your participation exclusively as a passive investor?	☐ Yes	☐ No	If No, Please explain any other involvement.

Additional Remarks:
Employee Representations:
•	I understand that the Fund or CGAS are not recommending, soliciting interest in, or in any way commenting on the advisability or suitability of the investment. My decision to invest was made in my individual capacity independent from Citigroup or Morgan Stanley .

•	I have not, and will not, receive any selling compensation from anyone in connection with this investment.

•	With respect to my above investment, I acknowledge that I have not solicited and will not solicit any interest in this investment from clients or members of the general public.
Send the completed form and all relevant documents to:
Citigroup, Attn: IBSG COE, 540 Crosspoint Parkway, Getzville, NY 28257

Employee Signature	Employee’s Signature			Date

Supervisor Approval	Print Name of Supervisor	Title of Supervisor	Signature of Supervisor	Date

Compliance Officer (“CO”) Approval	Print Name of CO	Signature of CO		Date

Compliance Department Review	Print Name	Signature		Date

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EXHIBIT E
CONSULTING GROUP CAPITAL MARKETS FUNDS (“CGCM”)
CONSULTING GROUP ADVISORY SERVICES LLC (“CGAS”)
Outside Investment — Letter of Acknowledgement
Date: [Insert date]
Compliance Department
[address]
Re: Name of Investment/Product
Dear Compliance Department:
With respect to the investment in the above entity by [CGCM’s and/or CGAS’] employee, Employee’s Name, I acknowledge that:
Employee’s Name investment in Name of Investment/Product is his/her own personal investment, which has no connection with [CGCM and/or CGAS].
The [CGCM and/or CGAS] name or Employee’s Name status as an employee of [CGCM and/or CGAS] will not be utilized to solicit any interest or investment in Name of Investment/Product from others.
There has been and will be no relationship between Name of Employee investment in Name of Investment/Product and any CGCM account
Employee’s Name is a restricted person as defined under the National Association of Securities Dealers’ Free-Riding and Withholding Rules. Accordingly, in the event that Name of Investment/Product may determine to invest in public offerings of securities, I represent that it will not purchase “hot issues” or will otherwise restrict any allocation of hot issues to the benefit of Name of Employee partnership interest.
Very truly yours,
[Principal/General Partner]

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EXHIBIT F
CONSULTING GROUP CAPITAL MARKETS FUNDS (“CGCM”)
CONSULTING GROUP ADVISORY SERVICES LLC (“CGAS”)
Acknowledgement of Code of Ethics Form
I acknowledge that I have received and read the Code of Ethics for CGCM and CGAS dated June 1, 2009. I understand the provisions of the Code of Ethics as described therein and agree to abide by them.

Employee Name (Print):

Signature:

Date:

Tax I.D./Social Security Number:	Date of Hire:

Job Function & Title:	Supervisor:

Location:

Floor and/or Zone:	Telephone Number:

FINRA-Registered Employee (Please check one)	☐ Yes	☐ No

If registered, list Registration \ License:
This Acknowledgment form must be completed and returned within 10 days of employment to the:
Please fax to: 646-291-5120

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EXHIBIT G
CONSULTING GROUP CAPITAL MARKETS FUNDS (“CGCM”)
CONSULTING GROUP ADVISORY SERVICES LLC (“CGAS”)
Initial Report of Securities Holdings Form
This report must be signed, dated and returned within 10 days of employment and the holdings report must be current as of a date not more than 45 days prior to the employee becoming a Covered Person

Employee Name:	Date of Employment:

Brokerage Accounts:
☐	I do not have beneficial ownership of any account(s) with any financial services firm. Please refer to Exhibit A for definition of beneficial ownership.

☐	I maintain or have beneficial ownership in the following account(s) with the financial services firm(s) listed below (attach additional information if necessary, e.g., a brokerage statement). Please include the information required below for any broker, dealer, or bank where an account is maintained and which holds securities for your direct or indirect benefit as of the date you began your employment.

Name of Financial Service(s) Firm and Address	Account Title	Account Number

Securities Holdings:
Complete the following (or attach a copy of your most recent statement(s)) listing all of the securities holdings in which you have beneficial ownership, with the exception of CGCM, and U.S Government securities, if:
•	You own securities that are held by financial services firm(s) as described above. If you submit a copy of a statement, it must include all of the information set forth below. Please be sure to include any additional securities purchased since the date of the brokerage statement that is attached. Use additional sheets if necessary.

•	Your securities are not held with a financial service(s) firm (e.g., stock and dividend reinvestment programs and private placements, shares held in certificate form by you or for you, or shares held at a transfer agent).

		# of	Principal	Held
Title of Security	Ticker Symbol or CUSIP No.	Shares	Amount	Since	Financial Services Firm

☐	I have no securities holdings to report.
I certify that I have received the Code of Ethics for CGCM and, CGAS dated June 1, 2009 and have read them and understood their contents. I further certify that the above represents a complete and accurate description of my brokerage account(s) and securities holdings as of my date of employment.

Signature:	Date of Signature:

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EXHIBIT H
CONSULTING GROUP CAPITAL MARKETS FUNDS (“CGCM”)
CONSULTING GROUP ADVISORY SERVICES LLC (“CGAS”)
Annual Compliance Certification Form
(Page 1)
Annually, CGCM and CGAS employees must confirm details of brokerage, bank trust, or other accounts used for personal securities transactions and details of outside business affiliations.†† Such affiliations include directorships, other business activities, and investments in securities that cannot ordinarily be made through a CGMI or Morgan Stanley brokerage account (i.e. a private placement or a limited partnership).
I. Brokerage Accounts:
☐	I do not have a beneficial ownership in any account(s) with any financial services firm. Please refer to Exhibit A for definition of beneficial ownership.

☐	I maintain or have a beneficial ownership in the following account(s) with the financial services firm(s) listed below. Please include the information required below for any broker, dealer, or bank where an account is maintained and which held securities for your direct or indirect benefit as of [DATE].

Name of Financial Service(s) Firm and
Address	Account Title	Account Number

Please proceed to page 2

††	Rule 17j-1 under the Investment Company Act of 1940 and Rule 204A-1 under the Investment Advisers Act of 1940.

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EXHIBIT H
CONSULTING GROUP CAPITAL MARKETS FUNDS (“CGCM”)
CONSULTING GROUP ADVISORY SERVICES LLC (“CGAS”)
Annual Compliance Certification Form
(Page 2)
II. Securities Holdings:
☐	I have no securities holdings to report.

☐	I maintain or have a beneficial ownership in the following securities owned which may be held by a broker, dealer, transfer agent, or bank in an account other than an approved brokerage account or by a Covered Person (or by another party on behalf of the Covered Person) or in certificate form (e.g., a stock certificate placed in a safe deposit box) or in a stock purchase plan or dividend reinvestment plan. You must include CGCM and off-shore (non-U.S.) mutual funds.

	Ticker		Principal	Held
Title of Security	Symbol	# of Shares	Amount	Since	Financial Services Firm

Please proceed to page 3

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EXHIBIT H
CONSULTING GROUP CAPITAL MARKETS FUNDS (“CGCM”)
CONSULTING GROUP ADVISORY SERVICES LLC (“CGAS”)
Annual Compliance Certification Form
(Page 3)
III. Outside Business Affiliations:
☐	I have no outside business affiliations to report.

☐	I maintain the following directorships, other business activities and investments in securities that cannot ordinarily be made through a Smith Barney account. Include investments beneficially owned by: (i) a spouse; or (ii) an immediate family member in the same household.

Firm Name/Investment (add additional lines, if necessary)	Position/Activity	Date Commenced
I certify that the above information is complete and accurate as of December 31, 200 .
I acknowledge that I have received and read the Code of Ethics for CGCM and, CGAS dated June 1, 2009. I fully understand the provisions of the Code as described therein and agree to abide by them. I also certify that I have complied with the requirements of the Code of Ethics and have pre-cleared and disclosed all securities transactions executed during the previous year pursuant to the requirements of the Code of Ethics.

Signature	Date

Name (Print)	Department

If, during the previous year, you failed to seek pre-clearance for a personal securities transaction or otherwise violated the Code of Ethics, you must make your certification subject to that disclosure. If so, please indicate if a member of the Compliance Department has addressed this issue with you and if you fully understand the nature of your violation.
Please return the completed and signed certification to the relevant Compliance Department contacts listed below or fax to: (646) 291-5120. Any questions relating to Morgan Stanley Smith Barney LLC policies, including the requirement to seek pre-approval for personal investments and outside business affiliations, should be directed to the Compliance Department.

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EXHIBIT I
CONSULTING GROUP CAPITAL MARKETS FUNDS (“CGCM”)
CONSULTING GROUP ADVISORY SERVICES LLC (“CGAS”)
Outside Business Affiliation Form
Employees must obtain prior written approval for any outside employment or other business affiliation including self-employment, ownership of or active participation in a business, fiduciary appointments, and any other position for which the employee accepts compensation. (Requests for approval of Outside Directorships must be submitted to the Compliance Department.)
COMPLETE ONE COPY OF THIS FORM FOR EACH APPLICABLE AFFILIATION.

PRINT Name	Social Security Number	Date

Title	Office Telephone Number

Branch/Department Name	Location

Name of Outside Entity

☐ Not-for-Profit	☐ Outside Employment	☐ Fiduciary Appointment	☐ Other (specify)

Nature of Business

Your Title or Function at Outside Entity	Date Association/Term Begins	Annual Compensation $

Time Devoted DURING Business Hours per Month	Time Devoted AFTER Business Hours per Month	Total Amount of time

Description of Duties:

Does this entity or any principal have an account or other business relationship with CGCM and/or, CGAS, or their affiliates?	If Yes, Specify Account Number or Describe Relationship

Employee Representations:
•	I will not solicit others within Morgan Stanley Smith Barney LLC (“MSSB”) or clients of MSSB to participate in, contribute to, or otherwise support the activities of the outside entity.

•	I will inform my supervisor of any material change in the nature of my affiliation with this outside entity or in the nature of the entity’s activities.

•	I will inform my supervisor and the Compliance Department of any potential conflicts of interest between my outside affiliation and my position within MSSB.

Employee Signature	Employee’s Signature			Date

Supervisor Approval	PRINT Name of Supervisor	Title of Supervisor	Signature of Supervisor	Date

Compliance Department Review	Print Name	Signature		Date
Please fax completed forms to 646-291-5120.

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EXHIBIT J
CONSULTING GROUP CAPITAL MARKETS FUNDS (“CGCM”)
CONSULTING GROUP ADVISORY SERVICES LLC (“CGAS”)
Outside Directorship Form
Employees must obtain prior written approval from their supervisor (SVP, Director or MD level) for any outside directorship position of a not-for-profit or charitable organization. If the entity is in the financial services industry (such as a Credit Union) or the employee will be serving on an investment committee or participating in investment related decisions, the employee must also obtain additional approvals. Any request to serve as a director of a for-profit organization must be approved by the Compliance Department. Employees serving as outside directors are not entitled to indemnification or insurance coverage by CGAS or CGCM or their affiliates unless service on the board is at the specific written request of the CGCM Board of Trustees and/ or CGAS.
COMPLETE ONE COPY OF THIS FORM FOR EACH APPLICABLE ENTITY.

PRINT Name		Social Security Number

Title		Office Telephone Number

Branch/Department Name	Location

1. Name of Entity		Date

2.	☐ Not-for-Profit	☐ For-Profit	3.	☐ Public	☐ Privately Owned

4. Main Activity of the Entity

5. Your Title or Function	Date Association/Term Begins	Date Term Expires	Annual Compensation $

6. Time Devoted During/After Business Hours	Time Devoted After Close of Market	Your Financial Interest in the Entity

7. Do any affiliates of CGCM and/or CGAS make a market in any securities issued by the entity?	☐ No	☐ Yes	☐ Not Applicable

8. Is the Directorship requested by CGCM and/or CGAS, or their affiliates?	☐ No	☐ Yes	☐ Attach copy of Request Letter and other details.

9. Do you know of any significant adverse information about the entity or any actual or potential conflict of interest between the entity and CGCM and/or CGAS, or their affiliates?	☐ No	☐ Yes	☐ Attach detail and documents.

10. For PUBLIC COMPANIES attach the most recent “10-K”, “10-Q”, Latest Annual Report, “8-K’s”, and Prospectus	☐ 10-K Attached	☐ Annual. Rpt Attached	☐ Prospectus Attached

For NON-PUBLIC ENTITIES attach Audited Financial Statements	☐ 10-Q Attached	☐ 8-K’s Attached	☐ Fin. Stmts. Attached

11. Does the entity or any principal have an account or other business relationship with CGCM and/or CGAS, or their affiliates?	☐ No	☐ Yes	If yes, specify Acct. No. or describe relationship

12. Additional Remarks

Employee Representations:
•	I will not solicit others within Morgan Stanley Smith Barney LLC (“MSSB”) or clients of MSSB to participate in, contribute to, or otherwise support the activities of the outside entity.

•	I will inform my supervisor of any material change in the nature of my affiliation with this outside entity or in the nature of the entity’s activities.

•	I will inform my supervisor and the Compliance Department of any potential conflicts of interest between my outside affiliation and my position within MSSB.

Employee Signature	Employee’s Signature				Date

Supervisor Approval	PRINT Name of Supervisor	Title of Supervisor		Signature of Supervisor	Date

Compliance Officer Approval	PRINT Name of Compliance Officer		Compliance Officer	Signature	Date

Compliance Department Review	Print Name		Signature		Date
Please fax completed forms to 646-291-5120.

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EXHIBIT K
CONSULTING GROUP CAPITAL MARKETS FUNDS (“CGCM”)
CONSULTING GROUP ADVISORY SERVICES LLC (“CGAS”)
Temporary Workers/Independent Contractors
Outside Brokerage Account Approval Request Form

Temporary Worker/Independent Contractor Name (work assignment greater than one year):

Tax Identification/Social Security Number:

The following information is provided in order to obtain Compliance Department approval to open and/or maintain a brokerage account outside Smith Barney:

Outside Brokerage Firm Name:

Brokerage Firm Address:
(Where letter should be sent)

Account Number:

Full Account Title:
Please indicate the reason why you are requesting to open and/or maintain a brokerage account outside of Smith Barney:
☐	The account is a fully discretionary account managed by investment advisors, which are registered as such with the SEC (see investment advisor acknowledgment form, attached).

☐	The account is a joint account with my spouse who works for the brokerage firm where the account will be maintained. My title and position with CGCM and/or CGAS is , and my spouse’s title and position with his/her firm is .

☐	Estate or trust accounts in which an employee or related person has a beneficial ownership (please refer to Exhibit “A” for a definition of beneficial ownership), but no power to affect investment decisions. There must be no communication between the account(s) and the employee with regard to investment decisions prior to execution.
A copy any relevant statement(s) and this completed form must be provided to the following relevant Compliance Department contact:
Please fax completed forms to 646-291-5120.

Employee Signature	Supervisor Signature

Compliance Department

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EXHIBIT L
CONSULTING GROUP CAPITAL MARKETS FUNDS (“CGCM”)
CONSULTING GROUP ADVISORY SERVICES LLC (“CGAS”)
Temporary Workers/Independent Contractors
Pre-Trade Approval/Notification Form
Instructions:
All temporary workers and independent contractors are required to submit this form to the Compliance Department prior to placing a trade. The Compliance Department will notify the temporary worker/independent contractor as to whether or not pre-approval is granted. Pre-approval or acknowledgment of notification is effective only on the date granted. This completed form should be faxed to (646) 291-5120.
Temporary Worker/Independent Contractor Information

Temporary Worker/Independent Contractor Name:

Account Title:

Account Number:

Entity for which temporary worker/independent contractor is a Covered Person:
Security Information

		Buy/Sell	If Sale, Date of	No. of	IPO (Yes or	Private Placement
Security Name	Ticker	/Exchange	Acquisition	Shares	No)	(Yes or No)

Your assignment with the Firm:
Certification
I certify that I will not effect the transaction(s) described above unless and until pre-clearance approval is obtained from the Compliance Department, or when executing transactions in CGCM notification is acknowledged by the Compliance Department. I further certify that to the best of my knowledge, the proposed transaction(s) will not result in a conflict of interest with CGCM and/or CGAS. I further certify that, to the best of my knowledge, there are no pending orders for any security listed above or any related security for any Covered Entity. The proposed transaction(s) are consistent with all Morgan Stanley Smith Barney LLC policies regarding temporary worker/independent contractor personal securities transactions.

Signature	Date

For Use By the Compliance Department

Are Securities Restricted?	☐ Yes	☐ No	Pre-approval Granted?	☐ Yes	☐ No	Reason not granted:

Compliance Department Signature:				Date:		Time:

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EXHIBIT M
CONSULTING GROUP CAPITAL MARKETS FUNDS (“CGCM”)
CONSULTING GROUP ADVISORY SERVICES LLC (“CGAS”)
Temporary Workers/Independent Contractors
Acknowledgement of Code of Ethics Form
I acknowledge that I have received and read the Code of Ethics for CGCM and CGAS dated June 1, 2009. I understand the provisions of the Code of Ethics as described therein and agree to abide by them.
Temporary Worker/Independent
Contractor Name (Print):

Signature:	Date:

Tax I.D./Social Security Number:	Date of Assignment:

Job Function & Title:	Supervisor:

Location:

Floor and/or Zone:	Telephone Number:
This Acknowledgment form must be completed and returned within 10 days of assignment start date.
Please fax completed form to 646-291-5120.

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